10.88

                     Lease Agreement for Store-Redondo Beach

                                    L E A S E

     THIS INDENTURE OF LEASE IS MADE AND ENTERED INTO as of this _____ day of _____________________, 1997, by and between THE GALLERIA AT SOUTH BAY, a California limited partnership, having an address for purposes hereof at 10800 Brookpark Road, Cleveland, Ohio 44130 ("LANDLORD"), and PLAY CO. TOYS AND ENTERTAINMENT CORP., a Delaware corporation, having an address for purposes hereof at 550 Rancheros Drive, San Marcos, California 92069 ("TENANT").

                                   WITNESSETH:

                                    ARTICLE I

                             INTRODUCTORY PROVISIONS

Section 1.0 - Basic Lease Provisions.

         The following Basic Lease Provisions are an integral part of this Lease, are referred to in other Sections hereof, including, but without limitation, the Sections identified below and are presented in this Section for the convenience of the parties. They are not intended to constitute an exhaustive list of all charges which may become due and payable under this Lease.

(a) Shopping Center:                        The Galleria at South Bay
    (Section 1.1[a])

(b) Unit Number:                            366
    (Section 3.1)

(c) Approximate
    Premises GLA:                           3,620 square feet
    (Section 3.1)

(d)                                 Term of  Lease:  Ten (10) full  Lease  Years
                                    (plus a partial  (Section  9.1) Lease  Year)
                                    commencing  on  the  "RCD"  (as  hereinafter
                                    defined)   and   expiring   on   the   "Term
                                    Expiration Date" or "TED" (as hereinafter defined).

(e) Rent Commencement Date ("RCD"):
    (Section 10.1)

     The earlier of December 1, 1997 (the "Outside Date") or the date Tenant opens for business. The date of December 1, 1997 is predicated upon Landlord promptly reviewing Tenant's plans and specifications. Landlord shall have a period of eight (8) days after the day when Landlord receives any submission of Tenant's plans and specifications within which to advise Tenant of its approval and/or comments. Landlord's responses shall be forwarded to Tenant by overnight carrier. In the event Landlord does not respond to any such submittal within such eight (8) day period, then the date of December 1st shall be extended on a day for day basis for each day from and after the ninth (9th) day after Landlord receives the submittal of plans and specifications to and including the day when Landlord responds to Tenant.

(f) Fixed Minimum Rent:
    (Section 11.1)
                           (i) $23.00 per square foot of Premises GLA, $83,260.08 per Lease Year, $6,938.34 per
                                    month, for Lease Years 1 through 3;

                           (ii) $25.00 per square foot of Premises GLA, $90,500.04 per Lease Year, $7,541.67 per
                                    month, for Lease Years 4 through 7;

                           (iii) $27.00 per square foot of Premises GLA, $97,740.00 per Lease Year, $8,145.00 per
                                    month, for Lease Year 8 through the TED;

                           (iv)     Fixed Minimum Rent (Article III,Section 3.3)
                                    Subject  to   Adjustment   if  Premises  GLA
                                    adjusted
                                     X      yes       no

     (g) Percentage  Rent:  (Section 11.2)

     (i)  7%  of  Gross   Revenues   in   excess   of   $1,387,666.67   ("Annual
Breakpoint")for Lease Years 1 through 3;

     (ii) 7% of Gross Revenues in excess of $1,508,337.33 ("Annual Breakpoint") for Lease Years 4 through 7;

     (iii) 7% of Gross Revenues in excess of $1,629,000.00 ("Annual Breakpoint") for Lease Year 8 through the TED.

(h) Payment of Percentage Rent:
    (Section 11.3)

     By the twentieth (20th) day of the month immediately following the month in which Gross Revenue for the Lease Year exceeds the Annual Breakpoint.

(i) Sales Reports:
    (Section 11.6)

     Monthly on or before the twentieth (20th) day of each month of each Lease Year. Annually on or before forty-five (45) days following the close of each Lease Year.

(j) Special Promotion Assessment or Advertisement:
    (Section 12.4)
                           (i)      Initial Opening Ad: INTENTIONALLY OMITTED

                           (ii)     Renovation/Expansion:  INTENTIONALLY OMITTED

(k) Annual Marketing Fund Contribution:
    (Section 12.5)                  $1.00 per square foot of Premises GLA

    Increases:

     (i) CPI-U: Yes, not to exceed five percent (5%) per annum.

     (ii) Mall average sales threshold of $300.00 per square feet exceeded: No

(l) Annual Media Fund Charge:
    (Section 12.6)                  INTENTIONALLY OMITTED

(m) Tenant Insurance:
    (Section 17.2)

     (i) Liability: $1,000,000 combined single limit per occurrence basis for property damage and personal and bodily injury or death.


     (ii) Boiler: $100,000.00, if applicable.

     (iii) Liquor Liability Insurance: INTENTIONALLY OMITTED

     (iv) Environmental Impairment Liability: INTENTIONALLY OMITTED

     (v) All-Risk Coverage: 90% of full replacement cost

     (vi) Self-Insurance yes x no


(n) CAM Costs:
    (Section 12.2)

     Proportionate Share; payable monthly on estimated bill.

(o) Taxes:
    (Section 12.3)

     Proportionate Share; payable monthly on estimated bill.

(p) Food Court Charge:
    (Section 12.7)

     INTENTIONALLY OMITTED

(q) Utility Services and Charges:
    (Section 13.1)

     Payable by Tenant as billed per metered or estimated and adjusted billing.

(r) Tenant's Trade Name: TOYS INTERNATIONAL
    (Section 8.1)

(s) Permitted Use:

     Tenant shall use and occupy the Premises solely for the retail sale of toys and at Tenant's option (but only to the extent incidental to the primary operation of a toy store), better quality collectibles, hobbies, arts and crafts, children's books, dolls, model kits, child-oriented games, child-oriented video and audio cassettes, child-oriented compact discs, child-oriented laser discs and other child-oriented technological innovations thereof, child-oriented computer software, child-oriented wheel goods (excluding, however, bicycles and tricycles), stuffed animals, other juvenile and child-related goods (except that clothing shall be displayed in no more than three percent (3%) of the sales area of the Premises and Tenant shall not display or sellany shoes), and, subject to the foregoing, such other items as are typically displayed in toy stores located within first-class regional shopping centers.

(t) Tenant's Billing Address:
    (Preamble)

(u) Tenant's Legal Notice Address:
    (Section 26.1)
                                    550 Rancheros Drive
                                    San Marcos, California  92069
                                    Attention:  President

(v) Security Deposit:                       None
    (Section 12.8)

(w) Guarantor:                      None

(x) Landlord's Contribution:                                  $140,000.00
    (Section 6.6)

(y) Annual Premises Sprinkler
       Charge:

     $.30 per square foot of (Section 13.5) Premises GLA.

(z) Annual Central HVAC
      System Equipment
       Rentalization:                  $1.02 per square foot of Premises GLA.
    (Section 13.2)

Section 1.1 - Defined Terms.

         The following terms shall have the meanings ascribed to them below:

         (a) "SHOPPING CENTER" shall mean those buildings, land and Common Areas comprising the regional shopping center development known as THE GALLERIA AT SOUTH BAY, located in the City of Redondo Beach, Los Angeles County, California, all as shown on Exhibit "A" attached hereto and made a part hereof.

         (b) "PREMISES" shall mean the specific demised store space leased to Tenant by Landlord now existing or to be constructed in the Shopping Center. The Premises are cross-hatched on the Leasing Plan attached hereto as Exhibit "B" for the sole purpose of more specifically locating said area.

         (c) "COMMON AREAS" shall mean the "Enclosed Mall" and its amenities, plaza areas, surface parking areas, parking decks, structures or garages, if any, driveways, aisles, sidewalks, loading docks, passageways, landscaping, courts, stairs, ramps, elevators, escalators, meeting rooms, public restrooms and other common service areas, provided for by Landlord for the common or joint use and benefit of tenants and occupants of the Shopping Center, their employees, agents, servants, customers and other invitees.

         (d) "ENCLOSED MALL" shall mean that portion or portions of the climate controlled enclosed mall sections of the Shopping Center which are used in common, among other things, for pedestrian traffic and which are commonly referred to as the "Enclosed Mall".

         (e)  "LEASE   YEAR"  as  used  herein   shall  mean  each   consecutive
twelve-month period beginning with the Rent Commencement Date, as herein defined, provided it has occurred on the first day of a calendar month. In the event that the RCD should occur on a day other than the first day of a calendar month, a Lease Year shall be each consecutive twelve-month period commencing on the first day of the calendar month next following the RCD. Notwithstanding the foregoing, in the event the RCD occurs during the period from and including December 2, 1997 through and including December 24, 1997, then the first Lease Year shall commence on the RCD and end on November 30, 1998 and subsequent Lease Years shall begin on December 1st.

         (f) "MAJOR TENANTS" shall mean those tenants whose aggregate, contiguous floor area exceeds 50,000 square feet and which are known as department stores, who now or hereafter lease, own or occupy tracts or stores in the Shopping Center, including but not limited to May Company, Nordstroms and Mervyn's.

     (g) "TENANT'S PROPORTIONATE SHARE", shall mean a fraction the numerator of which is the "Premises GLA", as hereinafter defined, and the denominator of which is: (i) with respect to "CAM Costs", as hereinafter defined, the total number of square feet of actually occupied gross leasable area in the Shopping Center ("Occupied Center GLA") (except that the Occupied Center GLA may not be less than eighty-five percent [85%] of aggregate Shopping Center GLA) excluding the number of square feet of floor area of the Major Tenant spaces; and (ii) with respect to "real estate taxes", as hereinafter defined, the total number of square feet of gross leasable area in the building(s) on the tax parcel(s) on which the Premises is located (subject, however, to the provisions of Section 12.3[a] hereinafter set forth).

                                   ARTICLE II

                                    EXHIBITS

Section 2.1 - Exhibits.

         The following exhibits are attached hereto or otherwise incorporated herein by reference, and made a part of this Lease:

     EXHIBIT "A" - Site Plan of the Shopping Center.

     EXHIBIT "B" - Leasing Plan of the Shopping Center.

     EXHIBIT "SBG1.0" - Tenant Handbook containing Sign and Design Criteria, and Work to be Performed by Landlord and Tenant.

     EXHIBIT "LTW" - Landlord and Tenant Work



                                   ARTICLE III

                                    PREMISES

Section 3.1 - Premises.

         In consideration of the payment of all rents, all other monies due under this Lease ("Additional Charges") and the performance of the covenants as hereinafter set forth, Landlord demises unto Tenant, and Tenant leases from Landlord, subject to all conditions and easements of record, for the Term and upon the terms and conditions set forth in this Lease, the Premises which is situated in the City of Redondo Beach, County of Los Angeles and State of California and being Unit No. 366 in the Shopping Center and being a storeroom of irregular dimensions containing approximately 3,620 square feet of floor space.

Section 3.2 - Gross Leasable Area of Tenant's Premises.

         The Gross Leasable Area of Tenant's Premises or the "Premises GLA" shall be computed based on the "lease lines" for the Premises, defined as follows: The lease line for common demising walls between adjoining tenants shall be the center line of the common demising wall. Along the storefront the lease line shall be the designated line separating the Premises from the Common Area, regardless of where Tenant's storefront is actually built. On non-common demising walls such as between the Premises and service corridors, mechanical rooms, or the building exterior, the lease line shall be the outside face of the demising wall. Any recesses required to accommodate the door swing of the exit door for the Premises shall be considered part of the Premises. No deductions shall be made for existing columns or bracing within the Premises or along the demising walls but deductions shall be made for the areas occupied by major vertical duct shafts.

Section 3.3 - Revisions to Premises GLA.

         The square footage set forth in Section 3.1 has been determined pursuant to the provisions of Section 3.2 by reference to either "CAD" or scaled architectural drawings of the Premises. Landlord and Tenant acknowledge that irrespective of whether or not the Premises shall have been constructed as of the date of this Lease, Landlord shall make final as-built field or CAD measurements of the Premises after Tenant's leasehold improvements have been constructed and should those measurements disclose a different square footage than the Premises GLA set forth in Section 3.1 above ("Final Revised Premises GLA"), then Landlord agrees to notify Tenant in writing of the Final Revised Premises GLA. Tenant further acknowledges and agrees that such notice by Landlord shall be deemed sufficient to amend the Premises GLA set forth in
Section 3.1, such amendment being deemed self-operative without the necessity of further formal mutual acknowledgment or documentation between Landlord or Tenant, but subject to Tenant's right to verify said measurements. When so finally determined, the Final Revised Premises GLA shall be used as the numerator in computing Tenant's Proportionate Share of Additional Charges and in all computations of Additional Charges predicated upon the Premises GLA and all computations of Fixed Minimum Rent if such has been determined on a square foot (as opposed to a fixed rate) basis. If the Fixed Minimum Rent should be revised, Landlord's revised billing to Tenant shall be deemed sufficient notice of such rent revision and the Annual Breakpoint(s) set forth in Section 1.0(g) herein shall be correspondingly adjusted.

Section 3.4 - Landlord's Reservation.

         Landlord reserves to itself the roof and exterior walls of the building containing the Premises and all space above the ceiling within the Premises, to accommodate the Shopping Center's structural, mechanical and electrical conduit, piping, ducting or venting requirements. Landlord and its agents further reserve the right on behalf of themselves or an authorized utility company to run utility lines, pipes, conduit or ductwork when necessary or desirable through the air space above Tenant's ceiling, columns or within walls of the Premises and to maintain, repair, alter, replace or remove the same in non-sales area locations which will not interfere with Tenant's use of its Premises.


                                   ARTICLE IV

                                  COMMON AREAS

Section 4.1 - Use.

         (a) Landlord grants to Tenant and its agents, employees and customers, a non-exclusive license, subject to the reasonable and uniform rules and regulations promulgated by Landlord, to use the Common Areas in common with other tenants and occupants of the Shopping Center, their agents, employees and customers during the Term of this Lease and any renewal period thereof, subject to the exclusive control and management thereof at all times by Landlord and subject further to the rights of Landlord as set forth in Section 4.2 herein.

         (b) Landlord reserves to itself the right to construct and lease and/or license kiosks, carts and sales areas on any portion of the Common Areas.

         (c) Tenant shall not use the Common Areas for any other purpose than herein designated.

Section 4.2 - Management and Operation of Common Areas.

         Landlord will use reasonable efforts to operate and maintain or will cause to be operated and maintained, the Common Areas in a first-class manner and in the best interest of the Shopping Center. Landlord will have the right
(1) to establish, modify and enforce reasonable and uniform rules and regulations with respect to the Common Areas for the general benefit of Landlord and all tenants of the Shopping Center; (2) to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the parking areas and fees for use of such parking areas and other Common Areas; (3) to provide for employee parking and formulate reasonable and uniform rules and regulations for the same; (4) without abatement of rent or other charges to close all or any portion of said parking areas or other Common Areas to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any right to any person or to the public therein or for any other reason in the best interest of Landlord and all tenants; (5) without abatement of rent or other charges, to close temporarily reasonable portions of the Common Areas for repairs or refurbishing; (6) to discourage non-customer parking; (7) except as otherwise provided herein, to move, remove, relocate and/or replace seats, trees, planters and other amenities commonly found in first-class regional shopping centers; and (8) to do such other acts in and to said areas and improvements as in the exercise of good business management, and the maintenance of a first-class regional shopping center, as Landlord, in the exercise of its reasonable business judgment, shall deem to be advisable.

                                    ARTICLE V

                          CHANGES AND ADDITIONS TO THE

                   SHOPPING CENTER SITE PLAN AND LEASING PLAN

Section 5.1 - Site Plan and Leasing Plan.

         The Site Plan and Leasing Plan attached hereto as Exhibit "A" and "B", respectively are for the sole purpose of showing the approximate shape, design and locations of buildings, tenant spaces and Common Areas located within the Shopping Center.

Section 5.2 - Changes to Shopping Center Site Plan and Leasing Plan.

         Landlord reserves the right at any time and from time to time (a) to make or permit changes or revisions in the Site Plan and Leasing Plan for the Shopping Center including additions to, subtractions from, rearrangements of, alterations of, modifications of or supplements to the building areas, walkways, parking areas, driveways or other Common Areas, (b) to construct other buildings or improvements in the Shopping Center and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same, and (c) to make or permit changes or revisions in the Shopping Center, including additions thereto, and to convey portions of the Shopping Center to others for the purpose of constructing thereon other buildings or improvements, including additions thereto and alterations thereof; provided, however, that no such changes, rearrangements or other construction shall permanently reduce the number of parking spaces provided by Landlord below the number of parking spaces required by law. Notwithstanding anything to the contrary contained in this Lease, in no event may any changes which Landlord makes to the Shopping Center, or any portion thereof, have any material adverse effect upon access to and/or visibility of the Premises.


                                   ARTICLE VI

                                  IMPROVEMENTS

Section 6.1 - Landlord's Duties.

         The Premises have been previously improved by an existing tenant and Tenant acknowledges that it is accepting the Premises in its present "as-is" condition with no expectation that Landlord will or should perform or contribute towards the cost of any leasehold improvements required to prepare the Premises for Tenant's occupancy except as provided in Section 6.6. Tenant acknowledges that it has been afforded the opportunity to inspect the Premises, including but not limited to, gaining access to systems serving the Premises to confirm for itself the suitability and adequacy of the Premises for Tenant's intended use. The parties acknowledge that Tenant may have general and specific requirements and needs relating to the operation of its business from the Premises, and Landlord and Tenant are entering into this Lease in reliance solely upon Tenant's expertise and ability to evaluate the suitability of the Premises and Shopping Center for the conduct of Tenant's business. Tenant has entered into this Lease without reliance upon any obligation of Landlord to make, and Tenant agrees that Landlord shall not be obligated to make any disclosures concerning the value, condition or suitability of the Premises for Tenant's intended use. Notwithstanding anything to the contrary contained in this Section 6.1 or in
Section 6.2, before delivering possession of the Premises to Tenant, Landlord shall perform that work which is designated as Landlord's work on Exhibit "LTW" attached hereto and made a part hereof. Tenant shall be responsible at its sole cost and expense to perform all work set forth on such Exhibit which is designated as Tenant's work.

Section 6.2 - Tenant's Improvements.

         On or before the RCD, Tenant shall at its own expense and in accordance with Exhibit "SBG1.0" herein:

         (a) Secure all permits and licenses necessary for the construction of any of its installations and the prosecution of its work, and Tenant shall comply with all laws and regulations relating to the conduct of said work.

         (b) Perform all leasehold improvements required to prepare the Premises for Tenant's occupancy and the conduct of Tenant's business.

         (c) Obtain on behalf of itself, or any of its contractors or subcontractors, all insurance protection required by Landlord in Exhibit "SBG1.0" attached hereto and made a part hereof.

         (d) Install equipment and appliances used in said construction and all trade fixtures installed shall be new or like-new and first-quality items, except as otherwise provided herein. Tenant shall remove and replace any trade fixtures which were not new when installed by Tenant whose "look" is unacceptable to Landlord in the exercise of reasonable discretion. Notwithstanding anything to the contrary contained in this Lease, but except as specifically prohibited pursuant to the last page of Exhibit "LTW", Tenant shall have the right without Landlord's consent to re-use any and all improvements, fixtures and equipment existing in the Premises after demolition and turnover of the Premises to Tenant to the extent same are working, in good repair and have adequate capacity and life.

         (e) Construct, decorate, install and remove the temporary Tenant enclosure in order to separate the Premises from the public during Tenant's construction.

         (f) Promptly after receipt of written request from Tenant, Landlord shall execute and deliver to Tenant or Tenant's designee an instrument pursuant to which Landlord waives and relinquishes, in favor of any lender or lessor of Tenant, any lien for rent and/or security interest which Landlord may have with respect to Tenant's movable, free-standing trade fixtures, trade fixtures which can be removed without material damage to the Premises, business machines and business equipment, furnishings, furniture, merchandise, inventory and all other non-attached personal property now or hereafter placed in or upon the Premises by Tenant. Such instrument shall be in form acceptable to Landlord's counsel in the exercise of reasonable discretion and shall provide, inter alia, that it is null and void fifteen (15) days after Landlord gives notice to the Lender that the Term of the Lease has expired or terminated.

         (g) Notwithstanding anything to the contrary contained in this Lease or Exhibit SBG1.0, (i) Tenant shall not be required to make any plan submissions earlier than August 1, 1997, (ii) Tenant shall not be required to post, or to cause its contractor to post, a payment or performance bond or other bond of any kind, (iii) Landlord shall not have a right of approval with respect to the identity of Tenant's contractor(s), (iv) subject to Landlord's approval rights, Landlord shall not have the right to design Tenant's store or any portion thereof, (v) Tenant shall not be required to pay Landlord for any item of work, installation or service, or any other sum whatsoever, that is not specifically and expressly provided for (including the amount thereof) in the terms and provisions of this Lease, (vi) Tenant may use like new fixtures, (vii) the right of Landlord, Landlord's agent(s) or a utility company to run utility lines, pipes, conduits or duct work through the Premises is limited to any area above the ceiling and above 12' 0", and (viii) except for permanent signs visible from the enclosed mall, Landlord shall have no right of approval with respect to signs within the store except as provided in Section 14.2 of this Lease.


Section 6.3 - Tenant's Trade Fixtures.

         All trade fixtures, signs and apparatus (as distinguished from leasehold improvements) owned by Tenant and installed in the Premises shall remain the property of Tenant and shall be removable at any time, including upon the expiration of the Term; provided that Tenant shall promptly repair any damage to the Premises caused by the removal of said fixtures. Any of Tenant's property not removed by Tenant may be construed by Landlord as abandoned by Tenant or Landlord may order Tenant to remove said items or have the same removed at Tenant's expense.

Section 6.4 - Construction Lien.

         Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, sub-contractor, laborer or materialman for the specific performance of any labor or the furnishing of any materials or equipment for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials on behalf of Landlord that would give rise to the filing of any lien against the Premises or the Shopping Center.

Section 6.5 - Union Cooperation.

         Tenant shall perform or cause Tenant's contractor to perform all work in the making and/or installation of any repairs, alterations or improvements in a manner so as to avoid any labor dispute which causes or is likely to cause stoppage or impairment of work or delivery services or any other services in the Shopping Center. In the event there shall be any such stoppage or impairment as the result of any such labor dispute or potential labor dispute, Tenant shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute, including, but not limited to (i) removing all disputants from the job site until such time as the labor dispute no longer exists, (ii) seeking an injunction in the event of a breach of contract between Tenant and Tenant's contractor, and (iii) filing appropriate unfair labor practice charges in the event of a union jurisdictional dispute.

Section 6.6 - Landlord's Contribution to Tenant's Work.

         (a) Landlord shall pay to Tenant as its total obligation hereunder with respect to Tenant's Work, the sum of One Hundred Forty Thousand Dollars ($140,000.00) which sum represents Landlord's contribution to Tenant's Work. Landlord's contribution shall be due and payable to Tenant provided that the following conditions have been met:

                  (1) The Premises have been completed according to the plans and specifications previously approved in writing by Landlord, and thirty (30) days shall have elapsed from the date Tenant opens for business; and

                  (2)  INTENTIONALLY OMITTED

                  (3) Tenant has furnished Landlord with unconditional lien waivers and releases that comply with the mechanic's lien law of the State of California, showing that all subcontractors, materialmen, laborers and design professionals have been paid for all work, material and labor furnished for the Premises.

         (b) In the event that there are claims unpaid, work unfinished, or liens filed for such work and labor that have not been bonded or otherwise secured, Landlord may retain from the amount due to Tenant for said contribution a sum sufficient to pay said claims, unfinished work or liens and all costs resulting there from and to pay said claims or liens, if necessary. If the amount owed to Tenant by Landlord shall not be sufficient to pay for said claims or liens and the costs resulting therefrom, Tenant shall forthwith pay said claims or liens or cause the same to be properly discharged as herein provided for.

         (c) Tenant shall have the right at all times and at its own expense to contest and defend on behalf of Tenant or Landlord any action involving the collection, validity or removal of such lien or liens, upon giving adequate security to the Landlord for payment of said lien.

         (d) Notwithstanding anything contained herein, the amount of Landlord's Contribution shall not exceed the documented costs of Tenant's construction work, including but not limited to design fees, permit fees, bonds, insurance and all equipment, fixtures and improvements attached to the building.

         (e) If any portion of Landlord's Contribution is not paid by Landlord to Tenant within fifteen (15) days after Tenant gives Landlord notice that (1) the Landlord's Contribution was not paid when due, and (2) if not paid within fifteen (15) days it will bear interest as provided in this Section 6.6(e), then the unpaid portion (x) shall bear interest at the rate of ten percent (10%) per annum, not to exceed the maximum lawful rate, from the due date until paid, and
(y) may, together with such interest, be offset by Tenant against rent and other charges owing to Landlord pursuant to this Lease.


                                   ARTICLE VII

                                      PLANS


Section 7.1 - Submission of Plans.

         Tenant shall prepare, at its sole cost and expense, and in full compliance with the provisions of Exhibit "SBG1.0" herein, complete plans and specifications for all of Tenant's work, including store front design, and shall submit such Plans and Specifications to Landlord or Landlord's designated representative for approval prior to commencement of any work. No further changes to said plans shall be made after such approval by Landlord without Landlord's prior written consent.

         Tenant shall be required to submit its plans and specifications to Landlord in a timely manner in accordance with the plan submission requirements of Exhibit "SBG1.0" so that Tenant's remodeling of its Premises shall be completed on or before the RCD. In the event Tenant's plans are not submitted in a timely fashion as required above, due to reasons within Tenant's or its architect's control, Landlord shall be entitled, in addition to any other rights it may have hereunder, to require Tenant to commence the payment of rent and additional charges as of the RCD notwithstanding the fact that Tenant may not be open for business on such date.

                                  ARTICLE VIII

                                       USE

Section 8.1 - Use and Trade Name.

         Tenant agrees to: (i) operate its business in the Premises under the trade name specified in Article I, Section 1.0(r) or such other trade name approved by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned and (ii) use the Premises solely for the permitted use specified in Article I, Section 1.0(s) and for no other business or purpose. Tenant further agrees not to conduct catalog sales in or from the Premises except of merchandise which Tenant is permitted to sell "over-the-counter" consistent with its permitted use. Tenant recognizes that the specific limited use prescribed herein is a material consideration to Landlord in order that the Shopping Center will maintain an appropriate tenant mix so as to produce the maximum Gross Revenue possible for all tenants and to assure the continued operation of a first-class regional enclosed mall shopping center. Notwithstanding the foregoing, Tenant's specific limited use hereunder shall not be construed to imply that Tenant has an exclusive right to conduct the use permitted by Article I, Section 1.0(s). Landlord, in its sole discretion, may permit other tenants or occupants of the Shopping Center to operate the same or similar use unless expressly stated herein to the contrary. If Tenant's business in the Premises is to be conducted pursuant to a franchise agreement, the existence and continuation of such franchise agreement is a material consideration to Landlord in entering into this Lease and if such franchise agreement is terminated, Landlord shall be entitled to treat such event as an event of default and elect any of the remedies provided in Article XXIV.

Section 8.2 - Tenant's Covenant to Operate.

         Tenant agrees to complete Tenant's work and open the Premises for business to the public adequately fixtured, stocked and staffed on the Rent Commencement Date, and, thereafter throughout the Term of this Lease, to continuously operate in one hundred percent (100%) of the sales space within the Premises the business described in Article I, Section 1.0(s), Mondays through Saturdays from 10:00 A.M. to 9:00 P.M. and on Sundays from 12:00 Noon until 6:00 P.M., or such other operating days and hours as may be reasonably determined by Landlord for the operation of the Shopping Center. Tenant agrees it will not open earlier or close later than such hours without Landlord's prior written consent. Landlord's consent may be conditioned on Tenant's payment of additional costs incurred by Landlord as a result of Tenant's extended hours of operation. Notwithstanding anything to the contrary contained in this Lease, in no event shall Tenant be required to be open for business in the Premises, at any time unless at such time at least two (2) "Major Department Stores" (as hereinafter defined) and tenants occupying at least seventy percent (70%) of the Shopping Center GLA (excluding the GLA of the Major Department Stores) shall also be open for business to the public. "Major Department Stores" mean those single occupants of substantially the entirety of the buildings respectively shown on Exhibit "B" as Nordstrom, Robinson's/May and Mervyn's. Notwithstanding anything to the contrary contained in this Lease, Tenant may be closed up to two (2) days in any calendar year for purposes of taking inventory and Tenant shall not be required to be open for business on Christmas Day, Easter, Thanksgiving Day and/or New Year's Day. In all events, even if Tenant is not required to be open, Tenant's display windows and exterior signs shall be lighted during the days and hours set forth in the first sentence of this Section 8.2.

Section 8.3 - Prohibitions on Use.

         (a) Tenant shall not use or permit or suffer the Premises, or any part thereof, to be used for any other business or purpose than that specifically defined and permitted by this Article and further provided that Tenant shall not divert any portion of the Premises GLA for any use other than the use described in Section 1.0(s).

         (b) Tenant shall not permit the Premises to be used in violation of any laws or local ordinances or any way which in the reasonable judgment of Landlord will injure the reputation of, be a nuisance, annoyance, or do damage to the other tenants of the Shopping Center or Landlord, including without limitation, the sale of patently offensive material and merchandise and the use of audio devices, flashing lights, machinery and equipment creating noise or odors, or the committing of acts, which will disturb, impair or interfere with the use and enjoyment by the other tenants of their respective premises within the Shopping Center.

         (c) Tenant agrees not to use or allow the Premises to be used for any auction, fire, bankruptcy or "going out of business" sales therein unless ordered by a court of competent jurisdiction after reasonable notice to Landlord and an opportunity by Landlord to be heard.

Section 8.4 - Manner of Operation of Business.

         (a) Tenant shall conduct the above business in a reputable manner, in keeping with good practices as established in the trade. Tenant shall keep upon the Premises an adequate staff of employees and an adequate stock of merchandise during business hours throughout the Term of this Lease so as to insure a maximum volume of business in and from its Premises consistent with sound business practices.

         (b) Subject to Article XV of this Lease, Tenant agrees to assume full responsibility and at its own cost to keep and maintain the Premises neat, clean, in proper repair and free from waste and offensive odors, and in an orderly and sanitary condition, free of vermin, rodents, bugs and other pests.

         (c) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, stored, utilized, disposed of or used in or about the Premises by Tenant, its agents, employees, contractors or invitees. This obligation shall survive the termination or expiration of this Lease. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, or if contamination of the Premises by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material caused or permitted by Tenant and present in or on the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises.

     As used herein, the term "Hazardous Material" means: Any substance which is
(i) defined under any Environmental Law (defined below) as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof, (iii) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant or (iv) otherwise regulated pursuant to any Environmental Law. The term "Environmental Law" shall mean all federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all federal, state and local governmental agencies or other governmental authorities pertaining to the protection of human health and safety or the environment now existing or later adopted during the Term.

     Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Section. If Tenant is not in compliance with this Section, Landlord shall have the right to immediately enter upon the Premises to remedy said noncompliance at Tenant's expense. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.


                                   ARTICLE IX

                                      TERM

Section 9.1 - Term.

         The Term of this Lease shall commence on the RCD (see Sections 1.0[e] and 10.1[b]) and the Term, unless the Lease should be terminated earlier, shall expire at midnight on the "Term Expiration Date" or "TED" which shall be January 31, 2008.

Section 9.2 - Commencement Date Agreement.

         At any time following full execution of this Lease, Landlord and Tenant may, upon the request of either party, execute a supplemental agreement, setting forth the commencement and expiration dates of the Term of this Lease.

Section 9.3 - Holding Over.

         If, at the expiration of the Term of this Lease, Tenant continues to occupy the Premises with or without Landlord's consent, its tenancy shall become month-to-month terminable by either party on thirty (30) days' written notice. Tenant shall be subject to all the conditions of this Lease excepting the Term thereof, and shall be further subject to any changes which Landlord has given Tenant (including increases in Rents), in writing, during any thirty (30) day period for the following thirty (30) day period provided Tenant shall be given at least thirty (30) days' notice of any such changes. Notwithstanding anything contained herein to the contrary, nothing contained in this subparagraph shall be deemed or construed to give Tenant the right to hold over. Tenant shall not be permitted to hold over if Landlord gives Tenant notice before the expiration of the Term of this Lease that Tenant may not hold over.

Section 9.4 - Expiration of the Term of the Lease.

         (a) This Lease shall expire at the end of the Term thereof without the necessity of any notice from either Landlord or Tenant to terminate the same, and subject to Section 9.3 hereof, Tenant hereby waives notice to vacate or quit the Premises and agrees that Landlord shall be entitled to the benefit of all provisions under this Lease respecting the summary recovery of possession of the Premises from Tenant holding over to the same extent as if statutory notice had been given.

         (b) For the period of three (3) months prior to the expiration of the Term, upon reasonable prior notice to Tenant, Landlord shall have the right and may show discreetly the Premises and all parts thereof to prospective tenants during normal business hours.

         (c) Tenant shall deliver and surrender to Landlord possession of the Premises upon the expiration or earlier termination of this Lease, in good condition and repair except ordinary wear and tear and casualty loss.

         (d) Tenant shall have no right to quit the Premises, cease to operate its business, cancel or terminate this Lease except as said right is expressly granted to Tenant herein.

Section 9.5 - Mutual Termination Rights

         Notwithstanding anything to the contrary contained in this Lease, in the event that Tenant's Gross Revenue for the third Lease Year is less than Three Hundred Twenty Dollars ($320.00) per square foot of Premises GLA, then either party hereto shall have the right to terminate this Lease by notice thereof given to the other party within sixty (60) days after the end of the third (3rd) Lease Year. In the event that either party gives such notice, then the Term of this Lease shall expire on the ninetieth (90th) day after the date of the notice of termination is given. Tenant's notice of termination shall not be effective for any purpose whatsoever unless it is accompanied by, and Landlord actually receives a good check payable to Landlord in the amount equal to the product obtained by multiplying Landlord's Contribution pursuant to
Section 6.6 by a fraction, the denominator of which is 120 and the numerator of which is the number of whole months which would have been remaining in the original Term of this Lease after the effective date of the termination. In any event, Tenant agrees to pay Landlord the foregoing amount if this Lease is terminated pursuant to this Section 9.5 by Tenant. In the event that at any time or times during the third Lease Year Tenant is prevented from operating its business at the Premises due to matters set forth in Section 27.8 of this Lease, then for purposes of this Section 9.5 only, Tenant's Gross Revenue for such time or times during the third Lease Year shall be deemed to be equal to Tenant's Gross Revenue for the identical period(s) during the most recent year as to which Tenant was not so prevented from operating its business at the Premises.


                                    ARTICLE X

                             RENT COMMENCEMENT DATE

Section 10.1 - Rent Commencement Date.

         (a) As used in this Lease, the term "Rent Commencement Date" or "RCD" shall mean the earlier of the dates specified in Section 1.0(e).

         (b) Should the RCD occur on a day other than the first day of a calendar month, Tenant shall be liable for rent and/or Additional Charges due for said previous partial month on a prorated basis based upon a thirty (30) day month.

Section 10.2 - Failure of Delivery of Premises to Tenant.

         In the event Landlord fails to deliver possession of the Premises to Tenant on or before September 17, 1997 for any cause within Landlord's or outside Tenant's control (except, however, Tenant's failure to comply with the timely plan submission requirements of Section 7.1 or any other cause within the control of Tenant or its agents, employees, architects or contractors) including, but not limited to, the holding over of any tenant or tenants, or the total failure to deliver the Premises, the rent and Additional Charges shall not commence until the earlier to occur of the date Tenant opens for business or seventy-five (75) days following the date that possession of the Premises is available to Tenant for the commencement of its leasehold improvement work. Tenant agrees to accept such abatement of rent as liquidated damages in full satisfaction for the failure of Landlord to deliver possession on time or complete failure of delivery of possession, to the exclusion of all right and claims for damage which Tenant otherwise may have suffered as a result of Landlord's delayed or complete failure of delivery of possession.

Section 10.3 - Tenant's Failure to be Open by the Outside Date.

         INTENTIONALLY OMITTED

                                   ARTICLE XI

                                     RENTAL

Section 11.1 - Fixed Minimum Rent.

         (a) Tenant hereby covenants and agrees to pay to Landlord, without deduction or set-off and without demand, at Galleria at South Bay, P.O. Box 72237, Cleveland, Ohio 44192-0237 or such other place as Landlord may, from time to time, designate in writing, as Fixed Minimum Rent for the Premises, the amount(s) set forth in Article I, Section 1.0(f), said amount(s) to be due and payable in monthly installments, in advance, on the first day of each and every calendar month. Tenant agrees at no time to pay the monthly Fixed Minimum Rent more than one (1) month in advance of its due date.

         (b) Notwithstanding anything in this Lease to the contrary, in the event Tenant fails to pay any rent or additional charges within seven (7) days following the due date of said rent or additional charges, then Tenant shall pay a late charge of one and one-half percent (1- 1/2%) per month of the monthly charges due from the due date of any installment of any rent or additional charges to the date of payment of such sums.

         (c) As used herein, the term "Occupancy Requirement" means a requirement that there be a Major Tenant open for business in at least two (2) of the three (3) buildings shown on Exhibit "B" as Mervyn's, Nordstrom and Robinson's/May, and that there also be open for business tenants occupying at least seventy percent (70%) of the Shopping Center GLA, exclusive of the buildings shown on Exhibit "B" as Mervyn's, Nordstrom and Robinson's/May. Notwithstanding anything to the contrary contained in this Lease, if at any time during the Term, for any reason whatsoever, there shall occur a one hundred eighty (180) day period with respect to which the Occupancy Requirement shall not be satisfied, then from and after the end of said one hundred eighty (180) day period, Fixed Minimum Rent shall abate by fifty percent (50%) until the date upon which the Occupancy Requirement is again satisfied; provided, however, in no event shall the application of this remedy result in Tenant paying more Rent to Landlord than Tenant would have been required to pay in the absence of this provision. In addition, but without limitation of the foregoing, if at any time during the Term, for any reason whatsoever, there shall occur a two (2) year period with respect to which the Occupancy Requirement shall not be satisfied, then Tenant shall have the right to terminate this Lease effective upon sixty
(60) days' notice to Landlord which may be given at any time prior to the date upon which the Occupancy Requirement is again satisfied.

Such notice, however, shall not be effective unless Tenant contemporaneously pays Landlord the sum Tenant is required to pay Landlord pursuant to Section 9.5 using the termination date pursuant to this Section 11.1 to make such calculation.

Section 11.2 - Percentage Rent.

         In addition to Tenant's Fixed Minimum Rent, Tenant covenants and agrees to pay to Landlord, without deduction or set-off, during each Lease Year of the Term hereof, as Percentage Rent in the amount(s) equal to the percentage set forth in Article I, Section 1.0(g), of Gross Revenues during such Lease Year in, upon and from the Premises in excess of the applicable Annual Breakpoint set forth in Article I, Section 1.0(g). Notwithstanding anything to the contrary contained in this Lease, Tenant shall pay to Landlord as Percentage Rent for the partial Lease Year at the end of the Term an amount equal to (a) seven percent (7%) of the amount by which the Gross Revenue for the last twelve (12) calendar months of the Term exceed the Annual Breakpoint applicable during the final full Lease Year multiplied by (b) a fraction the numerator of which is the number of calendar days in said partial Lease Year and the denominator of which is 365.

         Such Annual Breakpoints, as set forth in Article I, Section 1.0(g), will be adjusted to correspond to Tenant's Fixed Minimum Rent, if it is revised after final determination of the Premises GLA.

Section 11.3 - Payment.

         (a) The Percentage Rent due for each Lease Year shall be payable by no later than the twentieth (20th) day of the month immediately following the month in which Gross Revenue for the Lease Year exceeds the Annual Breakpoint for said Lease Year, and thereafter any Percentage Rent due shall be paid monthly on all additional Gross Revenue made during the remainder of said Lease Year. Said payments of Percentage Rent shall be made concurrently with the submission of Tenant's written statement of monthly Gross Revenue to Landlord as herein provided.

         (b) Upon submission of Tenant's certified statement of Gross Revenue at the close of each Lease Year, as provided in Section 11.6 herein, adjustments of amounts due for Percentage Rent shall be made to the respective parties.

         (c) Notwithstanding the provision for the payment of Percentage Rent, Landlord shall not, in any event, be deemed to be a partner or associate of Tenant in the conduct of its business. The relationship of the parties hereto shall, at all times, be solely that of Landlord and Tenant.

Section 11.4 - Gross Revenue.

         The term "Gross Revenue" wherever used herein shall be defined to mean the total amount of all sales of merchandise and/or services and all other receipts of all business conducted in, at, or from any part of the Premises, whether the same be for cash, barter, credit, check, charge account, gift, and merchandise certificates purchased, or other disposition of value regardless of collection, in the event of sale upon credit or charge account, and whether made by Tenant, sub-tenants, concessionaires, licensees, or assignees of Tenant. The value of each sale shall be the actual total sales price charged the customer, and shall be reported in full in the month that the transaction occurs irrespective of when, or if, payment is received. Gross Revenue includes orders or sales which originate in, at, or from the Premises, (including catalogue sales) whether delivery or performance is made from the Premises or from another place, and orders and sales of goods and services delivered and performed from the Premises as a result of orders taken elsewhere; orders or sales mailed, telephoned, or telegraphed, which are received at or filled from the Premises; all sales and revenue accruing by means of mechanical, self-operated, or automatic vending devices on the Premises. There shall be no deduction or exclusion from Gross Revenue except as specifically permitted hereafter. Any deposit not refunded shall be included in Gross Revenue.

Section 11.5 - Exclusion from Gross Revenue.

         Notwithstanding the foregoing, "Gross Revenue" shall not include or there shall be deducted therefrom as appropriate:

         (a) The amount of cash refunded, credit given, or discounts and allowance granted or exchanges made, provided that the sale price of said items was originally included in Gross Revenue.

         (b) The amount of any sales, use or gross receipts tax, or excise tax, imposed by any governmental authority directly on sales and collected from the customers, provided the amount of such tax is separately recorded.

         (c) The exchange of merchandise between stores of Tenant, when such exchanges are made solely for the operation of Tenant's business and not for the purpose of consummating a sale which has been made at, in or from the Premises.

         (d) Merchandise returned for credit or sold to shippers, jobbers, wholesalers or manufacturers.

         (e) Revenue from sale of trade fixtures after use in the Premises and sums or credits received in settlement of claims for loss or damage to merchandise.

         (f) Revenue from vending machines for Tenant's employee use only.

          (g) Sales to employees at discount not to exceed two percent (2%) of Tenant's Gross Revenue for the Lease Year in question;

          (h) Bad debts and/or bad checks which are actually written off as a bad debt for federal income tax purposes not to exceed two percent (2%) of the Gross Revenue for the Lease Year in question;

          (i) Gift certificates, or like vouchers, until such time as the same shall have been converted into a sale by redemption or forfeited;

         (j)  Alteration workroom charges and delivery charges;

                            (k) Receipts from so-called  "layaway"  sales except
as and to the extent actually received by Tenant; and

          (l) Interest, service or sales carrying charges or other charges, however denominated, paid by customers for extension of credit on sales.

Section 11.6 - Reporting.

         (a) Tenant shall submit to Landlord, on or before the twentieth (20th) day of each month of each Lease Year, commencing in the second month of the first Lease Year, a written statement signed by Tenant showing Tenant's Gross Revenue, as herein defined, for the preceding calendar month.

         (b) On or before forty-five (45) days following the close of each Lease Year, Tenant shall furnish to Landlord a statement certified by an officer of Tenant of the Gross Revenue made by Tenant from the Premises during the preceding Lease Year.

         (c) For the purpose of ascertaining the amount of reportable sales and revenue and any amounts payable as rent, Tenant agrees to record each and every sale at the time of the transaction on either a cash register having a sealed, continuous, cash register tape with cumulative totals, which numbers, records, and duplicates each transaction entered into the register, (in any event such cash register must have a non-resettable grand total) or on serially prenumbered sales slips, or with computer equipment or other generally accepted device. In the event Tenant chooses to record each sale by using a cash register, Tenant agrees that the continuous, cash register tape will be sealed or locked in such a manner that it is not accessible to the person operating the cash register. If Tenant chooses to record each sale on individual sales slips, Tenant agrees that said sales slips (including those canceled, voided, or not used) will be retained in numerical sequence for the period set forth in Section 11.7 herein.

         (d) If Tenant shall fail to prepare and deliver any statement of Gross Revenue required herein, upon fifteen (15) days' notice to Tenant and Tenant's failure to cure within said fifteen (15) day period, Landlord may elect to treat Tenant's failure to report as a default of this Lease; or (ii) elect to make an audit of all books and records of Tenant which in any way pertain to or show Gross Revenues and to prepare the statement or statements which Tenant has failed to prepare and deliver. The statement or statements so prepared shall be conclusive on Tenant, and Tenant shall pay on demand all reasonable expenses of such audit and of the preparation of any such statements and all sums as may be shown by such audit to be due as Percentage Rent.

         (e)  All  statements,  reports  and  audit  results  shall  be  kept in
confidence   by  Landlord   except  in   connection   with  a  sale,   mortgage,
administrative or judicial proceedings.

Section 11.7 - Books and Records.

         (a) Tenant agrees to keep on the Premises, or at its principal offices accurate books and records (as more specifically identified below) of all business conducted at the Premises in accordance with generally accepted accounting practices consistently applied, and said records shall be open and available for examination at all reasonable times during the applicable Retention Period to Landlord, but not more than twice per Lease Year or Landlord's representatives, upon reasonable notice to Tenant for the purpose of ascertaining or verifying the Gross Revenue. All records shall be retained by Tenant for examination by Landlord for a period of at least three (3) years following the end of the Lease Year for which said records apply (the "Retention Period").

         (b) Tenant further agrees that for the purposes hereinbefore recited, Tenant will prepare, preserve and maintain, each Lease Year such documents, books, accounts and records as a Certified Public Accountant would normally required to comply with GAAP and for the preparation of a certified statement of Gross Revenue without exceptions.

         (c) If upon inspection or examination of Tenant's available books and records of account, Landlord determines that Tenant has failed to maintain, preserve, or retain the above-recited documents, books, and records of account in the manner detailed herein, Landlord will give Tenant sixty (60) days to cure said deficiencies. Further, if Tenant is found to be deficient in maintaining any of the above reflected documents, books or records of account, Tenant will reimburse Landlord for reasonable expenses incurred by Landlord in determining said deficiencies, including, but not limited to, any audit or examination fees incurred by Landlord.

                  If after receiving the aforesaid notice, and upon expiration of the sixty (60) day time period specified herein, Tenant fails to cure the noted deficiencies, Landlord may, at his option, either grant Tenant additional time to cure the deficiencies, hold Tenant in default of the Lease, or at Tenant's expense, and for his benefit, retain a good and reputable independent accounting or bookkeeping firm to prepare and maintain the above-recited documents, books and records of accounts. If Landlord elects the latter option, Tenant agrees and covenants that the representative or representatives of said accounting or bookkeeping firm will have full right of entry and access to the Premises and existing financial records, and full cooperation by Tenant, for the purpose of establishing and maintaining the documents, records and books of account recited hereinabove. Any expenses incurred by Landlord in furtherance of his rights hereunder will be considered additional rent for the Premises due and payable by Tenant with the next due installment of rent and Additional Charges. Notwithstanding anything to the contrary contained in this Lease, upon twenty
(20) days notice to Tenant, Landlord may from time to time, but not more than twice in any Lease Year, during the applicable Retention Period, with or without cause, conduct an audit of Tenant's books and records relating to Gross Revenue. The cost of such audit shall, subject to the provisions of Section 11.7(d) below, be paid by Landlord.

         (d) In the event an examination of the records of Tenant to verify said Gross Revenue shall disclose a deficiency in excess of three percent (3%) of the Gross Revenue reported for any Lease Year and additional Percentage Rent is due Landlord on account of such deficiency, (1) Tenant agrees to pay to Landlord the reasonable costs and expenses of such Audit; (2) any additional Percentage Rent found due and owing as a result of said Audit shall be immediately paid by Tenant to Landlord upon demand. If an examination by Landlord or its representative discloses that Tenant has overreported Gross Revenue and that, as a result of the overreporting Tenant has overpaid Percentage Rent, Landlord shall give Tenant credit against the next due installments of rent and Additional Charges due and owing by Tenant for the overpaid Percentage Rent, with a refund at the end of the Term.

                                   ARTICLE XII

                               ADDITIONAL CHARGES

Section 12.1 - Status of Charges.

         In addition to all rentals provided for by this Lease, Tenant agrees to pay to Landlord as hereinafter provided, the Additional Charges as described in this Article for the purposes as hereinafter set forth and such Additional Charges shall be subject to all provisions of this Lease and of law as to default in the payment of rent. Tenant's obligation to pay Additional Charges shall survive the expiration or earlier termination of this Lease.

Section 12.2 - Common Area Maintenance Charges.

         (a) The term "Common Area Maintenance ('CAM') Cost" means the total of all items of cost related to maintaining, managing, operating, policing, securing, repairing, replacing, and protecting the Common Area, including but not limited to: all cost of maintaining and painting facilities, fixtures and improvements, including but not limited to, parking decks or structures, cleaning, removal of trash, dirt and debris, snow and ice removal, sweeping and janitorial services; all such maintenance and construction work as shall be required to preserve and maintain the utility and appearance of the Common Area; lighting of outdoor areas, mall and service corridors; maintenance, repair and replacement of roof/roofs, and sprinkler systems; cost of plantings, landscaping and mall amenities, interior and exterior landscaping and supplies incidental thereto to include all seasonal and similar decorations; Landlord's cost of all utilities utilized in connection therewith; costs of maintenance, repair of and Landlord's Utility Cost (excluding equipment depreciation or rentalization) of all utilities used in connection with Landlord's HVAC system which heats, ventilates and air conditions the Enclosed Mall; directional signs, shopping center signs, bumpers and other markers; maintenance and repair of any security systems, fire protection systems, lighting and utility systems, and storm drainage systems; maintenance, repair and replacement of disposal plants, lift stations, and retention ponds or basins; costs and expenses of payroll, payroll taxes and employee benefits of all on-site management personnel, including without limitation managers, security and maintenance people, secretaries and bookkeepers; costs and expenses of operating, maintaining, repairing and replacing machinery and equipment used in the operation and maintenance of the Common Areas, and the personal property taxes and other charges incurred in connection with such machinery and equipment; costs and expenses of purchasing and maintaining in full force insurance (including, without limitation, liability insurance for personal injury, death and property damage, rent insurance, insurance against fire, extended coverage, theft or other casualties, all risk, difference in conditions, sprinkler, malicious mischief, vandalism, earthquake, flood, worker's compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring on or about the Common Areas, and plate glass insurance), management fees; costs and expense of policing/security, including uniforms, equipment and all supplies; cost of installation of any cost saving devices or equipment; all costs relating to separate employee parking areas, including but not limited to the cost of any shuttle services Landlord may provide and the cost of transportation services, depreciation of equipment and equipment buildings used in operating, maintaining and replacing the Common Areas and/or rent paid for the leasing of any such equipment or buildings; cost and expense for the rental of music program service and loudspeaker systems including furnishing electricity; services furnished by Landlord for nonexclusive use of all tenants on a non-profit basis including parcel pick up and delivery services and shuttle bus service; the cost of pest extermination; and an administration cost in an amount not more than fifteen percent (15%) of the total cost and expense of all the foregoing. Contributions toward CAM Costs paid by Major Tenants shall be deducted from CAM Costs before Tenant's Proportionate Share is calculated. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, at its expense and upon notice to Landlord, to inspect and/or audit Landlord's books and records in connection with the expenses payable by Tenant under this Lease. Any underbilling or overbilling by Landlord which is discovered by Tenant pursuant to such inspection or audit shall be promptly adjusted between the parties. Such inspection and/or audit shall be accomplished in accordance with the following:

         1. Such inspection and/or audit shall take place within twenty (20) days after Landlord's receipt of Tenant's notice requesting same at a time mutually agreed upon by Tenant at Landlord's principal place of business;

         2. No such audit and/or inspection shall take place during the period from January 1st through April 30th;

         3. Such inspection and/or audit shall be only with respect to those items specifically requested to be inspected and/or audited by Tenant in Tenant's notice requesting same;

          4. No more than one (1) such inspection and/or audit shall take place during any calendar year;

         5. Tenant shall keep the results of all such inspections and/or audit in the strictest confidence except as required for Tenant's business purposes, and in no event shall such information be disclosed to any other small tenant of the Shopping Center; and

         6. No Lease Year, calendar year or fiscal year, may be audited and/or inspected later than 730 days after the end of the applicable Lease Year, calendar year or fiscal year, as the case may be.

         (b) Tenant's Proportionate Share (as defined in Section 1.1[g]) of the CAM Costs shall be paid by Tenant to Landlord in equal monthly installments, in advance, on the first day of each calendar month during the Term of this Lease in an amount equal to one twelfth (1/12th) of Tenant's Proportionate Share of the CAM Costs as estimated by Landlord for the calendar year. The amount due for any partial calendar year shall be prorated accordingly.

     (c) Within a reasonable time after the end of Landlord's fiscal year (January 1 - December 31) Landlord shall furnish Tenant with a written statement in reasonable detail of the actual CAM Costs and the amount and manner of calculation of Tenant's Proportionate Share thereof for the preceding fiscal year. If the actual CAM Costs exceed the aggregate of Tenant's monthly payments, Tenant shall pay to Landlord any deficiency due within thirty (30) days after receipt of said statement by Tenant. Any surplus paid by Tenant shall be credited against the next ensuing installment of Tenant's Proportionate Share of the CAM Costs, unless the amount of such surplus exceeds the amount of the next ensuing monthly installment of Tenant's estimated share of CAM Costs, in which event Landlord shall refund such excess to Tenant within ten (10) days after demand. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to pay its share of any costs which (i) are reimbursed to Landlord from insurance proceeds or warranties or another person or entity responsible therefor, (ii) are typically treated as capital expenditures pursuant to generally accepted shopping center accounting principles, except that a single capital expenditure of Two Hundred Thousand Dollars ($200,000.00) or less may be included in full in CAM Costs for the fiscal year incurred and except that capital expenditures in excess of Two Hundred Thousand Dollars ($200,000.00) shall be amortized over not less than seven (7) years and only the amortized amount each year shall be included in CAM Costs for the year in question; (iii) relate to abatement or removal of or other action relating to Hazardous Materials, except that simple cleanup costs of spills may be included up to Ten Thousand Dollars ($10,000.00) per spill; (iv) relate to rentalization, amortization or depreciation of the Central HVAC System Equipment, (v) are incurred by Landlord pursuant to Article XXII or XXIII of this Lease, and/or
(vi) except for the general heating and air conditioning thereof, relate specifically to a so-called "food court", or similar area, including without limitation any seating or patio area used in connection therewith. Further, Tenant shall not be required to pay both depreciation and replacement cost for the same item.

Section 12.3 - Real Estate Taxes.

         (a) (i) The term "real estate taxes" shall mean all taxes, in-lieu fees, possessory interest taxes, assessments, charges, levies, fees and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, including, but not limited to, assessments for off-site public improvements for the benefit of the Shopping Center, which shall be laid, assessed, levied, or imposed upon the Shopping Center or any part thereof and which are payable at any time during the Term hereof, and all gross receipts taxes, rent taxes, and occupancy taxes, and shall include any and all costs reasonably incurred by Landlord in contesting or negotiating the taxes with any governmental authority, excepting only franchise, estate, inheritance, succession, capital levy, transfer, business license, net income and excess profits taxes imposed upon Landlord.

                  (ii) The Premises, its leasehold improvements and the underlying realty will not be separately assessed for tax purposes but instead will be assessed as part of a larger parcel or parcels of land and improvements comprising the Shopping Center. Accordingly, Tenant agrees to pay its Proportionate Share of said real estate taxes as set forth in Section 1.1(g). To the extent that the Shopping Center consists of more than one tax parcel, including but not limited to, separate tax parcels for one or more of the Major Tenants, the following shall apply:

     (x)  Landlord  shall  have  the  right  and  option  to  compute   Tenant's
Proportionate Share of real estate taxes based on the building area of the particular tax parcel on which the Premises is located.

     (y) In the event that a separate real estate tax bill is rendered by the taxing authority with respect to the building, land and improvements owned or leased by a Major Tenant, then real estate taxes shall be deemed to exclude taxes and assessments attributable to such Major Tenant and the floor area of such Major Tenant shall be correspondingly excluded from the denominator of the Proportionate Share fraction.

     (z) In the event that a Major Tenant's building, land and improvements are separately assessed for real estate tax purposes but no separate tax bill is rendered with respect to such Major Tenant or in the event that a Major Tenant's building, land and improvements are not separately assessed for real estate tax purposes but are included as part of other building, land and improvements in the Shopping Center, to the extent, if any, that such Major Tenant(s) contributes towards the real estate taxes attributable to the Shopping Center, then real estate taxes will be reduced by the amount of such Major Tenant contributions and the floor area of such contributing Major Tenant shall be excluded from the denominator of the Proportionate Share fraction.

             (iii) The rentals to be paid under this Lease shall be paid to Landlord without deduction for taxes of any nature whatsoever. The amount of any tax or excise payable by, or assessed against Tenant shall be paid by Tenant directly to the tax collecting authority before it is due. Landlord and Tenant recognize and acknowledge that there may be changes in the current real property tax system and that there may be imposed new forms of taxes, assessments, charges, levies or fees, or there may be an increase in certain existing taxes, assessments, charges, levies or fees placed on, or levied in connection with the ownership, leasing, occupancy or operation of the Shopping Center or the Premises. All such new or increased taxes, assessments, charges levies or fees which are imposed or increased as a result of or arising out of any changes in the structure of the real property tax system or any limitations on the real property taxes which can be assessed on real property including, but not limited to, any and all taxes, assessments, charges, levies and fees assessed or imposed due to the existence of this Lease (including any surcharge on the income directly derived by Landlord therefrom) or for the purpose of funding special assessment districts of the type funded by real property taxes, shall also be included within the meaning of "real estate taxes". With respect to any general or special assessment which may be levied against or upon the Premises or the Shopping Center and which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in periodic installments, there shall be included within the meaning of "real estate taxes" with respect to any calendar year only the amount currently payable on such bond for such calendar year, or the periodic installment for such calendar year.

         (b) Tenant's Proportionate Share of real estate taxes shall be paid by Tenant to Landlord in equal monthly installments on the first day of each calendar month during the Term of this Lease, in an amount equal to one-twelfth (1/12) of Tenant's Proportionate Share of said real estate taxes as estimated by Landlord for the calendar year. The amount due for any partial calendar year shall be prorated accordingly.

         (c) Within a reasonable time after the end of each tax period for which an actual tax bill is available ("Tax Period"), Landlord shall furnish Tenant with a copy of the actual real estate tax bills and a written statement in reasonable detail showing the actual amount of said real estate taxes applicable to the Shopping Center and of the manner of calculating Tenant's Proportionate
Share thereof for the appropriate Tax Period ("Actual Taxes"). If the Actual Taxes for such Tax Period exceed the aggregate of Tenant's monthly payments with respect thereto, Tenant shall pay to Landlord any deficiency due Landlord within thirty (30) days after receipt of said statement by Tenant. If Tenant's aggregate monthly payments exceed the Actual Taxes, any surplus paid by Tenant shall be refunded or credited against the next ensuing monthly installments of Landlord's estimate of Tenant's Proportionate Share of such real estate taxes. The obligations of Landlord and Tenant to make the foregoing adjustments shall survive the expiration or earlier termination of this Lease.

Section 12.4 - Initial Opening Advertisement.

         (a)  Initial Opening Advertisement.  INTENTIONALLY OMITTED

         (b)  Renovation/Expansion Assessment.  INTENTIONALLY OMITTED

Section 12.5 - Marketing Fund.

     (a) During the Term hereof, Landlord shall maintain a Marketing Fund which shall be used by Landlord to pay all costs and expenses associated with the formulation and carrying out of an ongoing program for the promotion of the Shopping Center, which program may include, without limitation, special events, shows, displays, signs, marquees, decor, seasonal events, advertising for the Shopping Center, promotional literature to be distributed within and outside the Shopping Center area and other activities within the Shopping Center designed to attract customers.

     (b) In addition, Landlord may use the Marketing Fund to defray the costs of administration of the Marketing Fund, including, without limitation, the salary of a marketing director and related administrative personnel, rent and insurance.

     (c) Commencing on the RCD, Tenant shall make a contribution to the Marketing Fund in the amount set forth in Article I, Section 1.0(k), hereinafter referred to as "Tenant's Marketing Fund Contribution". Tenant's Marketing Fund Contribution shall be paid by Tenant in equal monthly installments, in advance, without deduction or set-off, on the first day of each calendar month. The amount due for all partial calendar years shall be prorated accordingly.

     (d) At the end of each calendar year or part thereof, Tenant's Marketing Fund Contribution then payable shall be adjusted by a percentage equal to the lesser of five percent (5%) or the percentage increase in the U.S. Department of Labor Bureau of Labor Statistics, Consumers Price Index for all Urban Consumers, Los Angeles - Anaheim - Riverside Average (1982-84=100) ("CPI-U") for the preceding calendar year or part thereof.

     If during the term of this Lease, the U.S.Department of Labor, Bureau of Labor Statistics, ceases to publish a CPI, such other index or standard as will most nearly accomplish the aim and purpose of said CPI and the use thereof of the parties hereto, shall be selected by Landlord in its reasonable discretion in determining the amount of any such adjustment.

         (e)  INTENTIONALLY OMITTED

Section 12.6 - Media Fund.

         INTENTIONALLY OMITTED

                                  ARTICLE XIII

                                  The Premises

                                UTILITY SERVICES


Section 13.1 - Water, Sanitary Sewer, Gas, Telephone and Electricity Service.

         (a) Water and Sewer Service. Landlord shall make available electrical, water and sewer service, and Tenant agrees to purchase the same from Landlord and pay Landlord for such services as additional rent, on the first day of each month in advance (and prorated for partial months) commencing on the RCD, as herein defined. Water service shall be billed monthly based on submetered readings, adjusted quarterly. Tenant's cost shall not exceed that which would be charged to Tenant from time to time by the utility company which otherwise would furnish such water and sewer services to the Premises if it provided such services and metered the same directly to the Premises.

         (b) Telephone Service. Landlord will provide and/or make available to the Premises the facilities necessary to enable Tenant to obtain telephone service for the Premises. Tenant shall arrange for telephone service directly with the appropriate company supplying same to the Shopping Center at Tenant's sole cost and expense and shall pay all charges therefor directly to the providing company.

         (c) Gas Service. To the extent such service may be necessary for the conduct of Tenant's business in the Premises, and to the further extent that it is feasible to run such service from the nearest available gas service point to the Premises, Tenant shall arrange, at Tenant's sole cost and expense, but subject to Landlord's prior approval for gas service including but not limited to any piping from such service point and metering related thereto, directly with the utility company supplying same to the Shopping Center and shall pay all charges therefor directly to the providing utility.

         (d) Electricity Service. Landlord shall have the option, exercisable by Landlord in its sole discretion to arrange with the local electric utility company to furnish and supply Tenant's "base load" (lights, appliances, equipment plugs) electricity service requirements directly to Tenant on a direct-metered basis; or to furnish and supply to Tenant for Tenant's use such base load electricity service as may be reasonably necessary for the operation of Tenant's business (hereinafter referred to as "Base Load Energy Use"). In the event that Landlord shall elect to supply base load electricity service to the Premises, Tenant shall pay Landlord an "Annual Energy Charge" for Tenant's base load electrical service which shall be determined, paid and adjusted in the following manner:

                  (1) Initial Determination - Tenant shall select a consultant ("Consultant") to provide Landlord with an initial load summary of Tenant's anticipated Base Load Energy Use ("Initial Load Summary"). Consultant's Initial Load Summary shall be based on such information which may be reasonably necessary including without limitation: (i) the electrical systems set forth in Tenant's final plans and specifications for its leasehold improvements as approved by Landlord; and (ii) specifications for all electrical equipment and appliances to be operated in the Premises. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of the feeder to the Premises and the wire installations therein. Tenant shall make no alterations or additions to the electrical installations within the Premises without the prior written consent of Landlord in each instance. Landlord shall prepare an energy estimate ("Energy Estimate") of Tenant's Base Load Energy Use based on Consultant's Initial Load Summary and Landlord's reasonable estimates of the usage of Tenant's equipment and appliances to be operated by Tenant during Tenant's operating hours pursuant to this Lease ("Tenant's Operating Hours"). Landlord shall determine Tenant's "Annual Energy Charge" from its Energy Estimate.

                  (2) Billing and Payment - Tenant's Annual Energy Charge shall be deemed and billed to Tenant as part of rent in twelve (12) equal installments, each of which shall be due and payable in advance on or before the first day of each month. Except in the event of interruption in service, and except as otherwise provided in the Lease, in no event shall Tenant's obligation to pay its Annual Energy Charge abate, nor shall Tenant have any right of off-set or counterclaim against the payment of its Annual Energy Charge except for those adjustments to which Tenant may be entitled as hereinafter provided. The electric rate portion of Tenant's Annual Energy Charge shall not exceed the "Comparable Service Rate" as hereinafter described in subsection (e).

                  (3)  Annual and Periodic Adjustments.

     (i) Annual - Not later than sixty (60) days after the end of each calendar year, Landlord shall compute the ------ adjustments, if any, for Tenant's Base Load Energy Use during the preceding calendar year. Such adjustments shall be based upon factors which may have caused Tenant's Base Load Energy Use or the costs thereof to vary from Landlord's Energy Estimate, including without limitation: any change in rates charged by the local utility company during such year; new taxes or any increase in existing taxes on electrical service by state or local governments; any permitted change in the use of the Premises which affects its Base Load Energy Use; and any adjustments required as a result of Tenant's actual operating experience or seasonal requirements during Tenant's Operating Hours. The amount of such adjustment shall be added to or subtracted from, as the case may be, Tenant's next succeeding monthly payments of Tenant's Annual Energy Charge. Landlord shall estimate Tenant's Annual Energy Charge for each succeeding twelve (12) month period based on Tenant's Base Load Energy Use for the prior year.

                       (ii) Periodic.

     (x) Landlord's Energy Survey - Each party reserves the right, at any time during the Term of this Lease, ------------------------ upon reasonable prior notice to the other, to make an energy survey ("Energy Survey") of the Premises during Tenant's Operating Hours to determine whether or not the installation of electricity-consuming equipment by Tenant varies from Consultant's Initial Load Summary and/or Tenant's approved plans and specifications. In the event of any such variance, the Annual Energy Charge based on Landlord's Energy Estimate shall be re-computed and adjusted retroactively to the later of (i) one (1) year prior to the date of the Energy Survey or (ii) the date Landlord began providing electricity to Tenant, to reflect the difference between Landlord's Energy Estimate and its revised Energy Estimate based on the Energy Survey. Any resulting adjustments shall be added to, or subtracted from, as the case may be, Tenant's next succeeding monthly payment of its Annual Energy Charge.

     (y) Check-Metering - Either Landlord or Tenant shall have the right to monitor Tenant's actual Base Load Energy Use by installing meters ("check meters") which comply with the standards for such use set forth in the latest edition of the American Standard Code for Electricity Metering, ANSI C-12. The party desiring such monitoring shall provide written notice to the other party prior to the installation of the check meter. The check meter shall be installed in the meter base located within the Premises. Tenant agrees to make the check meter accessible to Landlord during Tenant's Operating Hours for inspection and reading. Check meter readings shall be taken over a representative period determined by Landlord which shall not be less than thirty (30) days. If the check meter readings disclose that Tenant's actual Base Load Energy Use differs from Landlord's Energy Estimate or Energy Survey, then Tenant's Annual Energy Charge for the next and subsequent monthly periods shall be adjusted to reflect the check meter readings. In addition, Tenant's Annual Energy Charge shall be adjusted retroactively to the later of (i) one (1) year prior to the date of installation of the check meter, or (ii) the date Landlord began providing electricity to Tenant, to reflect the difference between the Energy Estimate for such period and Tenant's Base Load Energy Use as disclosed by the check meter readings. Any adjustments shall be added to or subtracted from, as the case may be, Tenant's next succeeding monthly payment of its Annual Energy Charge.

         (e) Landlord's Utility Cost, as used herein, shall mean that in the event that any utility service is supplied directly to Landlord by a utility company and/or such service is redistributed or sub-metered by Landlord to Tenant, "Landlord's Utility Cost" shall not be less than that cost actually incurred by Landlord for the handling, distribution, redistribution and billing of such service (including but not limited to any fuel adjustments and all taxes applicable to Landlord's utility service nor shall the utility rate portion of Landlord's Utility Cost be in excess of the consumer rate ("Comparable Service Rate") chargeable by the utility company and "applicable" (as hereinafter defined) to a shopping center commercial customer of similar size and location as Tenant in the prevailing service area on a separately metered basis. As used herein, however, such Comparable Service Rate would be deemed to be "applicable" to Tenant only to the extent that Tenant qualifies for such directly metered Comparable Service Rate "as-is" without the necessity of either Landlord or Tenant incurring additional expense in the furnishing and/or installation of additional facilities, wiring or equipment in order to make such Comparable Service Rate available to Tenant.

     Section   13.2  -   Central   and   Premises   Heating,   Ventilating   and
Air-conditioning Systems.

         (a) Central HVAC and Premises HVAC System: Landlord has furnished and installed a central heating, ventilating and air conditioning system ("Central HVAC System") and shall operate and maintain the same during the Term of this Lease. Tenant shall be required to furnish and install its own equipment and facilities for heating, ventilating, and air conditioning the Premises ("Premises HVAC System") and shall operate and maintain a portion of the same during the Term of this Lease. Such system shall belong to Landlord at the expiration or earlier termination of this Lease. The Premises HVAC System shall include, but is not necessarily limited to, the Variable Air Volume ("VAV") box provided by Landlord at Tenant's expense, all ductwork, piping, thermostatic controls and all HVAC system electric wiring within the Premises, which are to be connected at the VAV box to Landlord's Central HVAC System.
There shall be no charge for the existing VAV box(es).

         (b) Tenant agrees to operate its Premises HVAC System during Tenant's Operating Hours and to balance the operation of its Premises HVAC System in conjunction with the operation of the Central HVAC System servicing the "Shopping Center GLA" as hereinafter defined.

         (c) Central HVAC System Equipment Rentalization. In each Lease Year, Tenant agrees to pay Landlord annually, as additional rental in twelve (12) equal monthly installments, together with Fixed Minimum Rent), an amount (the "Central HVAC System Equipment Rentalization") equal to One and 02/100 Dollars ($1.02) multiplied by the Premises GLA.

         (d) Maintenance. Landlord agrees to maintain and repair, subject to contributions by other tenants serviced by the Central HVAC System, all other portions of the Central HVAC System and that portion of the Premises HVAC System including the VAV control box thermostat and the ductwork connecting the VAV control box outward to the Central HVAC System ("Landlord's HVAC Maintenance"). Tenant shall be responsible for maintaining, at its sole expense, all portions of the Premises HVAC System, including but not necessarily limited to, the VAV control box and all ductwork, piping and wiring, from the VAV control box inward throughout the interior of the Premises. Tenant agrees to pay on a monthly basis its pro rata share of Landlord's HVAC Maintenance costs (including labor, parts, materials and overhead but excluding Central HVAC System Equipment Rentalization or depreciation). Tenant's pro rata share of Landlord's HVAC Maintenance costs shall be computed by dividing said costs by the gross leasable area of the Shopping Center ("Shopping Center GLA") and multiplying the resultant quotient by the Premises GLA.

         (e) Energy Charge. In each calendar month of each calendar year, Tenant shall pay to Landlord, as additional rental, its proportionate share of Landlord's Utility Cost incurred in heating, ventilating and air-conditioning the Premises ("Tenant's HVAC Energy Charge") which shall be determined as follows:

                  (i) Upon the submission by Tenant to Landlord of Tenant's plans and specifications, Landlord's consulting engineer for ventilation and air conditioning shall assign to Tenant a "HVAC Factor" which shall fairly represent the relationship between (1) the mechanical capacity of the equipment and system which is required to heat, ventilate and air condition the Premises, and (2) the total mechanical capacity of the Central HVAC System;

                  (ii) In each month, Landlord's Utility Cost which is attributable to the heating, ventilating and air conditioning of the Shopping Center GLA shall be multiplied by a fraction, the numerator of which shall be Tenant's HVAC Factor and the denominator of which shall be the total of all HVAC Factors assigned to the Shopping Center GLA. The product thus obtained shall be Tenant's HVAC Energy Charge for such month; and

                  (iii) Tenant's HVAC Energy Charge for each calendar month shall be paid by Tenant in such amounts as are estimated and billed by Landlord, each such charge being estimated and billed as of the first day of each calendar month. Within sixty (60) days after the expiration of each calendar year, Landlord will provide to Tenant a breakdown of how Tenant's HVAC Energy Charge was computed based upon Landlord's Utility Cost incurred for heating, ventilating and air conditioning the Shopping Center GLA for such calendar year. Landlord covenants and agrees that the aggregate of all Tenant HVAC Energy Charges paid or payable by all tenants occupying the Shopping Center GLA with respect to such calendar year, as adjusted, will not exceed Landlord's Utility Cost incurred for such heating, ventilating and air conditioning of the Shopping Center GLA.

                  (iv) Tenant's HVAC Energy Charge paid for such calendar year shall be adjusted between Landlord and Tenant, the parties hereby agreeing that Tenant shall pay Landlord or Landlord shall credit to Tenant's account (or if such adjustment is at the end of the Term pay Tenant, as the case may be), within thirty (30) days of such certification to Tenant, the amount necessary to effect such adjustment. Failure of Landlord to provide the certification called for hereunder within the time prescribed above shall not relieve Tenant of its obligations hereunder. Notwithstanding anything to the contrary contained in this Lease, Landlord warrants that the Central HVAC System shall comply with Exhibit "SBG1.0".

Section 13.3 - Discontinuance of Service.

         Landlord reserves the right with thirty (30) days prior written notice to Tenant to cut off and discontinue water, electricity, air conditioning, heating, ventilating, and any or all other service without liability to Tenant, whenever and during any period in which bills for the same remain unpaid by Tenant. Any such action by Landlord shall not be construed by Tenant or any other party interpreting this Lease as an eviction or disturbance of possession of Tenant or an election by Landlord to terminate this Lease on account of such nonpayment. If such service is discontinued or disconnected by Landlord pursuant to this Section, any reconnection of such service shall be at Tenant's sole cost and expense.

Section 13.4 - Interruption of Service.

         Landlord shall not be liable to Tenant in damages or otherwise if any one or more of said utility services or obligations hereunder is interrupted or terminated because of necessary repairs, installations, construction and expansion, non-payment of utility charges due from Tenant, or by reason of governmental regulation, statute, ordinance, restriction or decree, or any other cause beyond Landlord's reasonable control. No such interruption or termination of utility service shall relieve Tenant from any of its obligations under this Lease. Notwithstanding anything to the contrary contained in this Lease, in the event of any interruption in any utility service due to any cause within Landlord's reasonable control, which interruption renders the Premises wholly or partially untenantable for more than twenty-four (24) consecutive hours for the reasonable operation of Tenant's business therein, all Rents shall abate during such period of untenantability in proportion to the degree to which Tenant's use of the Premises is so impaired.

Section 13.5 - Premises Sprinkler System.

         Landlord shall provide and install or has provided and installed within the Premises a sprinkler system ("Premises Sprinkler System") and shall operate and maintain the same during the Term of this Lease. In each Lease Year Tenant agrees to pay Landlord annually, as additional rental (in twelve (12) equal monthly installments together with Fixed Minimum Rent), an amount (the "Premises Sprinkler System Rentalization") equal to thirty cents ($.30) multiplied by Premises GLA.


                                   ARTICLE XIV

                                      SIGNS

Section 14.1 - Tenant's Obligation.

         Tenant shall erect only such signs as have been approved by Landlord in accordance with Exhibit "SBG1.0" and requirements of all governmental authorities, and said signs shall be maintained in good condition by Tenant. Landlord's approval shall not be unreasonably withheld, delayed or conditioned. Tenant shall obtain all permits and licenses for its sign(s). Tenant shall not exhibit or affix any other type of sign, decal, advertisement, notice or other writing, awning, antenna or other projection to the roof or the outside walls or windows of the Premises or the building of which the Premises are a part, without Landlord's approval, which shall not be unreasonably withheld, delayed or conditioned. No movable displays or sales fixtures will be allowed in the Design Control Area (as defined in Exhibit "SBG1.0") except behind the display windows or store closure.

Section 14.2 - Interior Signs and Advertising.

         Tenant further agrees that no advertising material of any kind except temporary price tags related to merchandise on display shall be placed within eighteen inches (18") of any customer door or lease line of the Premises or on the surface of any display window or customer door. All window display advertising material and signs shall be in keeping in character and standards with the improvements within the Shopping Center as reasonably determined by Landlord and as more specifically described in Part I(B) of Exhibit "SBG1.0", and Landlord reserves the right to require Tenant to correct any nonconformity. Any such display and signs shall be related only to merchandising of goods from the Premises.


                                   ARTICLE XV

                             REPAIRS AND ALTERATIONS

Section 15.1 - Repairs by Landlord.

         (a) Landlord shall keep the roof, structural portions, the exterior of the Premises, parking facilities and other Common Areas, in good and tenantable condition and repair during the Term of this Lease, subject to Section 12.2, provided, however, except to the extent waived by Landlord pursuant to Section 17.4, if the need for such repair is attributable to or results from Tenant's or its agent's negligent operation or acts, , then in such case Tenant does hereby agree to and shall reimburse Landlord for all costs and expenses incurred by Landlord in respect to such repairs.

          (b) As used in this Article the expression "structural portions and exteriors of the Premises" shall not be deemed to include store front or store fronts, plate glass, window cases or window frames, doors or door frames or alterations required to comply with the Americans with Disabilities Act ("ADA"). It is expressly understood and agreed that Landlord shall be under no obligation to make any repairs, alterations, replacements or improvements to and upon the Premises resulting from compliance with the ADA or the mechanical equipment exclusively serving the Premises at any time except as in this Lease expressly provided.

         (c) Landlord shall not in any way be liable to Tenant for failure to make repairs as herein specifically required of Landlord unless Tenant has previously notified Landlord in writing of the need for such repairs and Landlord has failed to commence said repairs within a reasonable period of time following receipt of Tenant's written notification, or has not diligently pursued said repairs to completion.

Section 15.2 - Repairs by Tenant.

         (a) Except where caused by the negligence of Landlord or its employees, it shall be Tenant's sole responsibility, at its own expense, to keep and maintain its storefront and the interior of its Premises in good condition and repair. All repairs to the Premises or any installation, equipment or facilities therein or thereabout, other than those repairs required to be made by Landlord pursuant to Section 15.1, Article XXII or Article XXIII, shall be made by Tenant. Said repairs shall include but not be limited to all necessary painting and decorating, the maintenance, repair and replacement of the electrical, plumbing and sewer systems, under the slab and elsewhere which exclusively serve the Premises, store fronts, window and other glass, entrance and service doors and window frames, and any other mechanical or operational installations, exclusively serving the Premises. All such repairs and replacements shall be in quality and class equal to the original work or item.

         (b)  Notwithstanding   anything  contained  herein,  Tenant  shall,  at
Tenant's sole cost, repair or replace all glass contained in the Premises, including but not limited to, glass in doors, storefronts and windows.

Section 15.3 - Alterations and Remodeling.

         (a) Tenant, at its own expense, shall have the right during the Term of this Lease, or any renewal thereof, to make such interior alterations, changes and improvements to the Premises as Tenant may deem necessary for its use and business, provided, however, that any major remodeling of the interior in excess of Twenty Five Thousand Dollars ($25,000.00) and any exterior or structural alterations to the building or changes in the electrical, heating, ventilating and air conditioning systems shall not be made without Landlord's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, changes or alterations made by Tenant to comply with requirements of the ADA shall not require Landlord's approval of any plans, specifications or drawings pertaining thereto. Under no circumstances shall Landlord be responsible to Tenant or any third party for determining whether Tenant's alterations comply with applicable laws, including ADA Requirements, regardless of whether Tenant must obtain Landlord's approval of the alterations or the plans and specifications therefor as a condition to making them. All such alterations, changes and improvements, except trade fixtures, shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises upon expiration or earlier termination of this Lease.

         (b) Tenant further agrees not to make any alterations, additions or changes to its storefront or storefront sign, the exterior walls or roof of the Premises, nor shall Tenant erect any mezzanine or increase the size of same if one is initially constructed unless and until the prior written consent of Landlord shall first have been obtained. In no event shall Tenant make or cause to be made any penetration through the roof or the floor slab of the Premises without the prior written consent of Landlord, said consent shall not be unreasonably delayed or withheld. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Section.

Section 15.4 - Renovation.

         INTENTIONALLY OMITTED.

Section 15.5 - Governmental Approvals.

         In the event Tenant obtains a Certificate of Occupancy or similar governmental approval relating to any work done on the Premises by or for Tenant, Tenant shall promptly provide Landlord with a copy of such governmental approval.


                                   ARTICLE XVI

                                      LIENS

Section 16.1 - Indemnification by Tenant.

         Tenant shall allow no liens to be filed against the Premises or the Shopping Center as a result of work performed at the request or on behalf of Tenant. Tenant shall indemnify and save harmless Landlord against all loss, liability, costs, attorney's fees, damages or interest charges as a result of any mechanic's lien or any other lien caused to be filed against the Shopping Center, the Premises or Tenant's leasehold estate herein as a result of acts or omissions of Tenant or its agents, contractors and employees, and Tenant shall, within thirty (30) days of the filing of any such lien and written notice given to Tenant, remove, pay or cancel said lien or secure the payment of any such lien or liens by bond or other security acceptable to Landlord.

Section 16.2 - Tenant's Right of Contest.

         Tenant shall have the right at all times and at its own expense to contest and defend on behalf of Tenant or Landlord any action involving the collection, validity or removal of such Lien or liens, upon giving adequate security to Landlord for payment of such lien.

                                  ARTICLE XVII

                             INDEMNITY AND INSURANCE

Section 17.1 - Mutual Indemnification.

         (a) Tenant shall defend, indemnify and save Landlord harmless from legal action, damages, loss, liability and any other expense (including reasonable attorney fees) in connection with loss of life, bodily or personal injury or property damage arising from or out of all acts, failures, omissions or negligence of Tenant, its agents, employees or contractors which occur in the Premises, Common Areas or other parts of the Shopping Center, unless such legal action, damages, loss, liability or other expense (including reasonable attorney fees) results from any sole act, omission or neglect of Landlord, its respective agents, contractors, employees or persons claiming through it.

         (b) Landlord shall defend, indemnify and save Tenant harmless from legal action, damages, loss, liability and any other expense (including reasonable attorney fees) in connection with loss of life, bodily or personal injury or property damage, arising from or out of all acts, failures, omissions or negligence of Landlord, its agents, employees or contractors which occur in the Premises, Common Areas or other parts of the Shopping Center, unless such legal action, damages, loss, liability or other expense (including reasonable attorney fees) results from any sole act, omission or neglect of Tenant, its respective agents, contractors, employees or persons claiming through it.

Section 17.2 - Tenant's Insurance.

         Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, and during the Term of this Lease or any renewal thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amount specified and in the form hereinafter provided for with insurance companies authorized to do business in the state in which the Premises is located and rated A/VII or better in the most current edition of Best's Insurance Report:

         (a) Public Liability Insurance. Tenant shall keep in full force and effect commercial general liability insurance, which shall include broad form property damage liability coverage, extended bodily injury coverage, advertising injury liability coverage, contractor liability coverage and independent contractors coverage, naming both Landlord and Tenant as insureds in an amount not less than $1,000,000 written on a combined single limit per occurrence basis for property damage, personal injury and bodily injury or death of one or more persons.

         (b) Boiler and Machinery Breakdown Insurance. If applicable, Tenant shall maintain in full force and effect at all times during the Term of the Lease a policy(s) of boiler and machinery breakdown insurance covering all of its boilers, fired or unfired pressure vessels, heating, ventilating and air-conditioning units or any other mechanical equipment which may malfunction or cause damage to property or injury to persons that may be caused by or results from any equipment existing at the commencement date of this Lease or added to the Premises at a subsequent date, which equipment is used exclusively by Tenant, and if said coverage is not included within the policy(s) providing coverage for Tenant's alterations, improvements and betterments, pursuant to
Section 17.2(e), then said insurance shall be by separate policy in an amount not less than $100,000.00.

          (c)  Environmental   Impairment  Liability  Insurance.   INTENTIONALLY
     OMITTED

         (d)      Liquor Liability Insurance.   INTENTIONALLY OMITTED

         (e) Personal Property, Alterations, Improvements and Betterments. Tenant shall at all times during the Term hereof maintain in full force and effect a policy(s) of special form insurance including coverage for sprinkler damage, vandalism and malicious mischief, covering all of Tenant's Personal Property, including alterations, improvements and betterments to the Premises now existing or to be added, to the extent of ninety percent (90%) of their full replacement costs as updated from time to time during the Term of this Lease.

              The proceeds of Tenant's policy(s) to the extent of the cost of any damage or loss to the Premises, shall be used for the repair and replacement of the property damaged or destroyed. In the event of Tenant's failure to commence, within thirty (30) days of availability of insurance proceeds, and to diligently proceed to reconstruct or repair its portion of the damaged or destroyed Premises to its former condition prior to said casualty, then Landlord shall have the right to make all necessary repairs and if the insurance proceeds described above are not sufficient to cover the repairs, Tenant shall be liable for all additional costs in excess of such available insurance proceeds. However, it is expressly understood and agreed that Landlord shall be under no obligation to insure, reinstall, repair or replace any such alterations, additions, improvements or betterments. This paragraph is only applicable if the lease is not terminated pursuant to Article XXII hereof.

     (f) Additional Hazards. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of all risk insurance coverage. Tenant agrees to pay any increase in premium for All Risk Coverage resulting from the keeping, use, sale or offering for sale of such prohibited articles that may be charged during the Term of this Lease for the amount of any insurance which may be carried by Landlord on the Premises. Said additional premiums shall be payable by Tenant to Landlord upon ten (10) days' written notice to Tenant.

     (g) Blanket Policies. Tenant may maintain any of its required insurance coverages under blanket, umbrella or excess liability policies of insurance covering said Premises and any other premises of Tenant, or companies affiliated with Tenant, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket, umbrella or excess liability policy.

     (h) Policy(s) and/or Certificates of Insurance. The above mentioned policy(s) or certificate(s) of insurance are to be provided by Tenant to Landlord prior to occupancy and at least annually thereafter or as requested by Landlord. The coverage evidenced by the policy(s) or certificate(s) of insurance will be with insurance company(s) reasonably acceptable to Landlord and will be for a period of not less than one (1) year, and will provide that Landlord be given written notice ten (10) days prior to the expiration, material alteration, cancellation, non-renewal or replacement of the existing policy(s), with the further understanding that should Tenant fail to furnish said notice or policies as is provided in this Lease, and at the times herein provided, Landlord may obtain such insurance and the premiums on such insurance shall be deemed to be an Additional Charge to be paid by Tenant to Landlord upon demand.

     (i) Notice of Loss. Tenant shall notify Landlord forthwith in the event of any damage to persons or property occurring on the Premises from fire, any other casualty, or serious injury.

Section 17.3 - Landlord's Insurance.

         Landlord covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, and during the Term of this Lease or any renewal thereof, Landlord will carry and maintain, with regard to the Shopping Center, the following types of insurance, in the amounts specified and in the form hereinafter provided for with insurance companies authorized to do business in the state in which the Premises is located and rated A/VII or better in the most current edition of Best's Insurance Report:

         (a) Public Liability Insurance. Landlord shall keep and maintain in full force and effect public liability insurance in an amount not less than $1,000,000, adjusted annually for inflation, written on a combined single limit per occurrence basis for property damage and personal and bodily injury or death of one or more persons.

         (b) All Risk Coverage and Rental Income Insurance. Landlord shall, at all times, keep and maintain in full force and effect all risk policy(s) of insurance, including coverage for sprinkler damage, vandalism and malicious mischief, covering the roof, structural portions and perimeter walls of the Shopping Center and equipment (excluding Tenant's fixtures, merchandise, personal property, wall coverings, alterations, improvements, betterments and any other item included in Tenant's insurance) in an amount not less than full replacement cost (exclusive of the cost of excavations, foundations and footings) updated from time to time during the Term of this Lease or the amount of such insurance which Landlord's mortgage lender may require Landlord to maintain, whichever is the greater.

         (c) Landlord may maintain any of its required insurance under blanket policies of insurance covering the Premises and any other premises of Landlord or companies affiliated with Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance.

Section 17.4 - Waiver of Right of Recovery.

         Notwithstanding anything to the contrary contained elsewhere in this Lease, neither Landlord nor Tenant shall be liable to the other party or to any insurance company insuring the other party by way of subrogated rights or otherwise, for any loss or damage caused by fire or any other hazard or peril covered or insurable by fire and extended coverage or all risk insurance, or any resulting loss of income, even though such loss or damage may have been occasioned by the negligence of such party, its agents or employees.

Section 17.5 - Landlord Not Responsible for Acts of Others.

         Unless Landlord would be responsible or liable pursuant to Section 17.1(b) and not exonerated pursuant to Section 17.4, Landlord shall not be responsible or liable to Tenant, or those claiming by, through or under Tenant, for any loss or damage to their person or property resulting from the acts or omissions of persons occupying space adjoining or adjacent to the Premises or connected to the Premises or any other part of the Shopping Center or caused by such events as breaking or falling of electrical cables and wires, and the breaking, bursting, stoppage or leaking of water, gas, sewer or steam pipes.

                                  ARTICLE XVIII

                          GENERAL RULES AND REGULATIONS

Section 18.1 - Uniformity.

         Landlord reserves the right, at any time and from time to time for the general welfare of the Shopping Center, the avoidance of nuisance and the maintenance of a good reputation, safety, order and cleanliness in the Premises and at the Shopping Center, to impose reasonable rules and regulations of generally uniform application governing the conduct of tenants and the use of the Common Areas in the Shopping Center. Upon receipt of notice thereof, Tenant agrees to comply with such rules and regulations imposed by Landlord as if they had existed and been attached hereto at the time of execution of this Lease.

Section 18.2 - Rubbish.

         Tenant agrees to maintain the Premises, at its expense, free and clear of all rubbish, garbage or trash in the containers permitted and/or required by Landlord. Tenant, at its own expense, shall dispose of all said rubbish as reasonably directed by Landlord.

Section 18.3 - Lighting.

         Tenant agrees to keep the windows of the Premises properly displayed and the Premises, signs and external lights where specifically permitted properly illuminated during the hours as established by the Rules and Regulations of Landlord for the Shopping Center.

Section 18.4 - Merchandise Display, Loading and Unloading.

         Tenant agrees not to display merchandise outside the Premises, and to load, unload or deliver goods and merchandise only at such times and in such areas and through such entrances as shall be reasonably designated by Landlord.

Section 18.5 - Obstruction of Passageways.

         Tenant agrees not to obstruct the passageways, driveways, approachways, walks, roadways, exits and entries in, to, from and through the Common Areas and all other parts of the Shopping Center used in common with other tenants.

Section 18.6 - Employee Parking.

         Tenant and its employees shall park their cars only in such areas within the Common Areas designated for the purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to cars used by Tenant's employees within five (5) days after taking possession of the Premises and shall thereafter notify Landlord of any changes within five (5) days after such changes occur. If Tenant or its employees shall fail to park their cars in the designated parking areas, then, without limiting any other remedy which Landlord may pursue in the event of Tenant's default, Landlord, after giving notice to Tenant, shall have the right to charge Tenant, as an Additional Charge, the sum of Ten Dollars ($10.00) per day per car parked in violation of the provisions of this Section.

                                   ARTICLE XIX

                     SUBORDINATION AND ATTORNMENT BY TENANT

Section 19.1 - Subordination of Lease.

         This Lease and the estate of Tenant hereunder shall be subject and subordinate to any ground lease, deed of trust, mortgage lien or charge or any reciprocal easement agreement or other operating agreement which now encumber or which at any time hereafter may encumber the Premises (such ground lease, deed of trust, mortgage lien or charge, or any reciprocal easement agreement or other operating agreement and any replacement, renewal, modification, consolidation or extension thereof being hereinafter referred to as an "Encumbrance"). Any Encumbrance shall be prior and paramount to this Lease and to the right of Tenant hereunder and all persons claiming through and under Tenant, or otherwise, in the Premises. Tenant's acknowledgment and agreement of subordination provided for in this Section shall be self-operative and no further instrument of subordination shall be required. However, Tenant, on Tenant's behalf, and on behalf of all persons claiming through and under Tenant, covenants and agrees that, from time to time at the request of Landlord or the holder of any Encumbrance, Tenant will execute and deliver any necessary or proper instruments or certificates reasonably necessary to acknowledge or confirm the priority of the Encumbrance over this Lease and the subordination of this Lease thereto or to evidence Tenant's consent to any encumbrance. Notwithstanding the foregoing, any holder of an Encumbrance may elect to the extent possible that this Lease shall have priority over such Encumbrance and, upon notification of such election by the holder of such Encumbrance, this Lease shall be deemed to have priority over such Encumbrance, whether this Lease is dated prior to or subsequent to the date of such Encumbrance. This Lease and Tenant's estate hereunder shall be subordinate to an Encumbrance only if the holder thereof does not disturb Tenant's use and occupancy of the Premises so long as Tenant is not in default hereunder beyond the expiration of all applicable cure periods after the giving of all required notice of default.

Section 19.2 - Attornment by Tenant.

         Tenant agrees that if the holder of any Encumbrance or any person claiming under said Encumbrance shall succeed to the interest of Landlord in this Lease, Tenant shall recognize and attorn to said holder as Landlord under the terms of this Lease. Tenant agrees that it will, upon the request of Landlord, execute, acknowledge and deliver any and all instruments necessary or desirable to give effect or notice of such attornment and failure of Tenant to execute any such document or instrument on demand shall constitute a default by Tenant under the terms of this Lease.

Section 19.3 - Landlord as Attorney-in-Fact for Tenant.

                              INTENTIONALLY OMITTED


                                   ARTICLE XX

                               RIGHTS OF LANDLORD

Section 20.1 - Landlord's Right to Repair.

         Landlord, or its authorized agents, after reasonable prior written notice to Tenant, may go upon and inspect the Premises or any portion of the Shopping Center and, if necessary shall, if Tenant has failed to commence such repairs within ten (10) days following receipt of written notice from Landlord, make those needed repairs which are Tenant's obligation to perform and which Tenant has failed to do. Said work performed shall be chargeable to Tenant and shall be due and payable within ten (10) days following receipt of Landlord's billing.

Section 20.2 - Landlord's Right to Affix Sign.

         Landlord has a right to install or place upon, or affix to the roof and exterior walls of the Premises (except the storefront) equipment, non competitive signs, displays, antennas and any other object or structure of any kind, provided the same shall not materially impair the structural integrity of the building or interfere with Tenant's occupancy.

Section 20.3 - Landlord's Right to Make Payment on Behalf of Tenant.

         Landlord has a right to make payments on behalf of Tenant where Tenant defaults in its payments or obligations under the terms of this Lease. Said payments by Landlord shall be considered as an "Additional Charge" and be payable within ten (10) days following receipt of Landlord's billing.

Section 20.4 - Trash Compactors.

         In the event Tenant requires the services of a trash compactor, it agrees to arrange for and coordinate said services through Landlord's mall manager. If Tenant is required to use the Shopping Center's trash compactor service, the charge for such service shall be competitive with the prevailing market rate for such services.

                                   ARTICLE XXI

                            ASSIGNMENT AND SUBLETTING

Section 21.1 - Landlord's Consent Required.

         (a) Tenant shall not mortgage, pledge, encumber, franchise, assign or in any manner transfer this Lease, voluntarily or involuntarily, by operation of law or otherwise, nor sublet all or any part of the Premises for the conduct of any business by any third person or business entity, or for any purpose other than is herein authorized without Landlord's prior written consent. Notwithstanding anything to the contrary contained in this Lease, without Landlord's consent and without increase in rent and/or payment to Landlord, Tenant shall have the right to assign this Lease and/or sublet the Premises to any person, corporation or entity which is (i) Tenant's parent corporation, (ii) a wholly-owned subsidiary of Tenant or of Tenant's parent corporation, (iii) a corporation or entity of which a controlling interest is owned by Tenant or the individuals or entities which control Tenant, (iv) the surviving entity in the event of any merger or consolidation involving Tenant; and/or (v) the buyer in one transaction of all or substantially all of Tenant's store assets both with respect to the Premises and with respect to all of Tenant's stores.

         (b) INTENTIONALLY OMITTED

         (c) Any consent by Landlord to any assignment or subletting, or other operation by a concessionaire, or licensee, shall not constitute a waiver of the necessity for such consent under any subsequent assignment or subletting or operation by a concessionaire or licensee.

         (d) Reference anywhere else in this Lease to an assignee or subtenant shall not be considered as a consent by Landlord to such assignment or subletting nor as a waiver against the same except as specifically permitted in this Section.

Section 21.2 - Return of Premises by Tenant.

         INTENTIONALLY OMITTED

Section 21.3 - Transfer of Corporate Shares.

         INTENTIONALLY OMITTED

Section 21.4 - Transfer of Other Business Interests.

         If Tenant is a partnership, general or limited, or any other type of business entity other than a corporation, and if at any time during the term hereof, the person or persons who at the time of the execution of this Lease owns or own the general partners' interest of a limited partnership or owns a controlling partnership interest in a general partnership, or a majority share of any other business entity other than a corporation, ceases to own such interest, such cessation of ownership shall constitute an assignment of this Lease for all purposes of this Section (except as a result of transfers by bequests or inheritance).

Section 21.5 - Acceptance of Rent by Landlord.

         If this Lease be assigned, or if the Premises, or any part thereof, be subleased or occupied by anybody other than Tenant with or without Landlord's consent, Landlord may collect from assignee, subtenant or occupant, any rent or other charges payable by Tenant under this Lease and apply the amount collected to the rent and other charges herein reserved, but such collection by Landlord shall not be deemed a waiver of the provisions of this Lease, nor an acceptance of this assignee, subtenant or occupant, as a Tenant of the Premises.

Section 21.6 - No Release of Tenant's Liability.

         No assignment or subletting or any other transfer by Tenant, either with or without Landlord's consent, required or otherwise, during the Term of this Lease shall release Tenant from any liability under the terms of this Lease nor shall Tenant be relieved of the obligation of performing any of the terms, covenants and conditions of this Lease.

Section 21.7 - Administrative Fee.

         Tenant shall pay Landlord an administrative fee of One Thousand Dollars ($1,000.00) or such lesser amount as Landlord shall reasonably determine to be reasonably appropriate in order to compensate Landlord for the time and expense of reviewing, processing and documenting Tenant's request that Landlord consent to any proposed transfer. The processing fee shall be payable whether or not Landlord approves Tenant's request and whether or not said proposed transfer actually occurs.

                                  ARTICLE XXII

                              DAMAGE OR DESTRUCTION

Section 22.1 - Landlord's Obligation to Repair and Reconstruct.

         (a) If the Premises shall be partially damaged by fire or other casualty but are not thereby rendered untenantable in any manner, Landlord shall cause the Premises to be repaired at Landlord's expense subject to Subsections
(c) and (d) herein and the rent shall not be abated. If by reason of such occurrence the Premises shall be rendered untenantable only in part, Landlord shall cause the Premises to be repaired at Landlord's expense subject to Subsections (c) and (d) herein, and the Fixed Minimum Rent and Additional Charges shall be abated proportionately as to the portion of the Premises rendered untenantable until the earlier to occur of ninety (90) days after Landlord's restoration work has been substantially completed or the date the Premises so repaired has reopened for business.

         (b) Subject to Section 22.2, if the Premises shall be rendered wholly untenantable or inaccessible by reason of such occurrence, Landlord shall cause the Premises to be repaired at Landlord's expense in accordance with Subsection
(c) herein (subject to reasonable delays occasioned by adjustment of losses with insurance carriers or for any cause beyond Landlord's control), and the Fixed Minimum Rent and Additional Charges shall be abated, until the earlier to occur of ninety (90) days after Landlord's restoration work has been substantially completed or the date the Premises so repaired has reopened for business.

         (c) If Landlord is required or elects to repair or reconstruct the Premises under the provisions of this Article XXII, its obligation shall be limited to those repairs to the Premises which were Landlord's obligation to perform pursuant to Exhibit SBG1.0. Tenant, at Tenant's expense, shall promptly perform all repairs and restoration not required to be done by Landlord and shall promptly refixture and reconstruct the Premises and recommence business in all parts thereof.

         (d) Tenant shall not be entitled to any compensation or damages, other than stated herein, from Landlord for the loss of the use of the whole or any part of the Premises or damage to Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

Section 22.2 - Landlord's Option to Terminate.

         If (1) the Premises are (damaged as a result of any cause which is not covered by Landlord's actual or required insurance, and Landlord terminates the leases of all tenants within 100 feet of the Premises or (2) the Premises are damaged or destroyed during the last two (2) years of the Term, or (3) the Shopping Center is damaged to the extent of fifty percent (50%) or more of the gross leasable area thereof, and Landlord terminates the leases of all tenants within 100 feet of the Premises, then in any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and rent and Additional Charges shall be adjusted as of the date of such termination. Notwithstanding anything to the contrary contained in this Lease, in the event the Premises are damaged by any casualty (i) not insured under the casualty insurance policy which Tenant is required by this Lease to carry, or
(ii) during the last two (2) years of the Term, Tenant shall have the right to terminate this Lease by notice to Landlord given within sixty (60) days after the occurrence of the casualty.

Section 22.3 - Demolition of Landlord's Building.

         If the Shopping Center is so substantially damaged that it is reasonably necessary, in Landlord's judgment, to demolish a portion of the said Shopping Center, including the Premises, for the purpose of reconstruction, Landlord may demolish the Premises, in which event Tenant's rent and Additional Charges shall be abated until Tenant's Premises, improvements and fixtures are restored by Landlord and Tenant. In no event, however, shall such abatement continue for longer than seventy-five (75) days after Landlord substantially completes its restoration work.

         Landlord and Tenant hereby waive any statutory rights of termination which may arise out of partial or total destruction of the Premises which Landlord is obligated to restore.


                                  ARTICLE XXIII

                                  CONDEMNATION

Section 23.1 - Effect of Taking.

         (a) In the event the whole or any part of the Premises shall be taken for public or quasi-public use or condemnation under eminent domain, this Lease shall terminate as to the part so taken on the date possession is yielded to the condemning authority.

         (b) In the event a portion of the Premises, Shopping Center or Common Areas is taken and such taking substantially impairs access to or the usefulness of the Premises for the purposes hereinbefore granted to Tenant, either party may terminate the Lease by written notice within thirty (30) days prior to the actual physical taking.

         (c) For the purposes of this Article, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain.

         (d) If this Lease is not terminated as above provided following any of such actual takings, then Landlord shall, at its expense, make all necessary repairs or alterations to the basic building and exterior work so as to constitute the remaining Premises a complete architectural unit and a proportionate allowance shall be made in the Fixed Rental and Additional Charges based on the proportion of the Premises remaining as compared to the original Premises.

Section 23.2 - Compensation and Awards.

         All compensation awarded for any taking of the fee and the leasehold, or any part thereof, shall belong to and be the property of Landlord. Tenant hereby assigns to Landlord all right, title and interest of Tenant in and to any award made for leasehold damages and/or diminution in the value of Tenant's leasehold estate. Tenant shall have the right to claim such compensation as may be separately awarded or allocated by reason of Tenant's merchandise, fixtures, leasehold improvements and equipment. Compensation as used in this Section shall mean any award given to Landlord for such taking in excess of, and free and clear of, all prior claims of the holders of any mortgages or other security interests.

Section 23.3 - Condemnation or Breach of Lease.

         Any such appropriation or condemnation proceedings shall not operate as or be deemed an eviction of Tenant or a breach of Landlord's covenant of quiet enjoyment.

         Landlord and Tenant hereby waive any statutory rights of termination which may arise by reason of any partial taking of the Premises under the power of eminent domain.


                                  ARTICLE XXIV

                                     DEFAULT

Section 24.1 - Acts of Default.

         (a) In the event Tenant shall not have paid Fixed Minimum Rent, Percentage Rent or any Additional Charge or charges, any other sums of money required to be paid by Tenant to Landlord under this Lease, or as reimbursement to Landlord for sums paid by Landlord on behalf of Tenant in the performance of the covenants of this Lease within ten (10) days after receipt of written notice of delinquency from Landlord; or

         (b) In the event Tenant shall be in default in the performance of any other covenants, terms, conditions, provisions, rules and regulations of this Lease excepting those items listed in the above subsection (a) and if such default is not cured within twenty (20) days after written notice thereof given by Landlord, or, if such default cannot be cured completely within such twenty
(20) day period, then within a reasonable time following such twenty (20) day period, provided Tenant, within such twenty (20) day period, has promptly commenced to proceed with diligence and in good faith to remedy such default and complete such remedy.

                  Tenant  acknowledges  that notices required under  subsections
(a) and (b) hereof, and served in accordance with Article XXVI, will be in lieu of notices required under Section 1161 of the California Code of Civil Procedure ("CCCP") and that the service provisions of Section 1162 of the CCCP are superseded by the notice provisions of this Lease.

         (c)  INTENTIONALLY OMITTED

     (d) Subject to Section 365 of the Bankruptcy Reform Act of 1978 as amended, in the event of the filing by Tenant of a petition proposing the adjudication of Tenant or guarantor of Tenant's obligation hereunder as a bankrupt or insolvent or the reorganization of Tenant or any such guarantor or an arrangement by Tenant or any such guarantor with its creditors, whether pursuant to the Federal Bankruptcy Act or any similar federal or state proceeding and such action is not dismissed within thirty (30) days after the date of its filing.

     (e) The sale of Tenant's interest in the Premises under attachment, execution or similar legal process.

     (f) The making by Tenant or any such guarantor of an assignment for the benefit of creditors.

     (g) If Tenant shall vacate the Premises or fail to continuously occupy and conduct Tenant's business in the Premises for four (4) consecutive days.

     (h) If Tenant "abandons" the Premises within the purview of Section 1951.3 of the California Civil Code ("Civil Code").

Section 24.2 - Remedies.

         (a) Notwithstanding the fact that Tenant has committed an Event of Default hereunder and has "abandoned" the Premises within the purview of Section 1951.3 of the Civil Code, this Lease shall continue in effect for so long as Landlord has not elected to terminate Tenant's right to possession and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent and Additional Charges as they become due under the Lease.

         (b) Except as otherwise provided in Section 24.2(a) above, in the event Tenant commits an Event of Default and abandons the Premises before the end of the term or if its right to possession of the Premises is terminated by Landlord because of an Event of Default, this Lease shall terminate. Upon such termination, Landlord may recover from Tenant:

     (1) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

     (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (3) The damages Landlord may recover include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided;

     (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         (c) The "worth at the time of award" of the amounts referred to in paragraphs (1) and (2) of subsection (b) shall be computed by allowing interest at such lawful rate as may be allowed by law. The worth at the time of award of the amount referred to in paragraph (3) of subsection (b) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (d) Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not constitute a waiver of Landlord's right to recover damages under this section. Landlord agrees to use reasonable efforts to mitigate damages, provided, however, Landlord shall not be obligated to re-lease the Premises before it leases all other comparable space in the Shopping Center.

         (e) Nothing in this Section shall affect the right of Landlord to indemnification for liability arising prior to the termination of the Lease for personal injuries or property damage.

Section 24.3 - Repeated Default.

         (a) Notwithstanding anything to the contrary set forth in this Lease, if Tenant shall be in default in the timely payment of any Fixed Minimum Rent, Percentage Rent or any Additional Charges due Landlord from Tenant or the payment of any other money due Landlord from Tenant under the terms of this Lease, and any such default shall be repeated four (4) times in any period of twelve (12) consecutive months, then, notwithstanding that such default may have been cured within the period provided in this Lease, but only if Tenant was notified of each such prior default, any further similar default within said twelve (12) month period shall be deemed to be a Repeated Event of Default.

         (b) In the event of a Repeated Event of Default, Landlord, without giving Tenant any notice and without affording Tenant an opportunity to cure the default may terminate this Lease forthwith without notice to Tenant.

Section 24.4 - Waiver of Rights of Redemption.

         Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Premises by reason of the violation, by Tenant, of any of the covenants or conditions of this Lease, or otherwise.


                                   ARTICLE XXV

                                   COMPETITION

Section 25.1 - Restriction on Tenant.

         Tenant agrees that for as long as this Lease shall remain in effect, Tenant, and if Tenant is a corporation, its officers, directors, or any affiliates, shall not directly or indirectly operate, manage, or have any financial interest in a business (unless such business is in operation on the date of this Lease or uses a different trade name than that used at the Premises which does not include the word "International" or "Int.") which is similar to or in competition with the use set forth in Section 1.0(s) ("Competing Store"), within a radius of two (2) miles of the perimeter of the Shopping Center. Notwithstanding anything to the contrary contained in Section 25.1, the foregoing radius of two (2) miles, for the period from the date hereof until the first (1st) anniversary of the date Tenant first opens the Premises for business, shall be deemed to include the shopping center located approximately three (3) miles from the Shopping Center which is known as Del Amo Fashion Center. The foregoing reference to the Del Amo Fashion Center shall include all expansions and extensions thereof including without limitation any strip centers associated therewith.

Section 25.2 - Imposition of Damages.

         In the event that Tenant shall violate this covenant, Landlord may, at its option, without limiting Landlord's remedies, include the gross sales of such other Competing Store in the Gross Revenues generated from the Premises for the purpose of computing Percentage Rent due hereunder.

Section 25.3 - Restriction on Landlord.

         At the specific insistence of Tenant and as an inducement for Tenant to enter into this Lease, Landlord agrees for the period from the date hereof until the end of the first (1st) Lease Year, Landlord will not permit any store (other than a store in violation hereof as of the date hereof) to open in the Shopping Center (i) whose sales of toys is equal to or greater than thirty-five percent
(35%) of its total Gross Revenue; or (ii) which devotes thirty-five percent (35%) or more of its sales floor area to the display of toys. In the event Landlord violates this Section 25.3, Tenant's sole and exclusive remedy shall be the right to pay fifty percent (50%) of its Fixed Minimum Rent for the period from the date when such violation began until the end of the first Lease Year. There shall be no adjustment of the applicable Annual Breakpoint.



                                  ARTICLE XXVI

                                     NOTICES

Section 26.1 - Notices to Tenant and Landlord.

         All notices, requests, approvals and demands permitted or required to be given under this Lease shall be in writing and deemed duly served or given if personally delivered or sent by certified or registered U.S. Mail, postage prepaid, and addressed as follows: (a) if to Landlord, at Hawthorne Bay, Inc., 10800 Brookpark Road, Cleveland, Ohio 44130, Attention: General Counsel with a copy to GE Capital Investment Advisors, One Boston Place, Suite 18180, Boston, MA 02108, Attention: Tom Barnes; and (b) if to Tenant, at the address set forth in Section 1.0(u) herein. Landlord and Tenant may from time to time, by notice to the other, designate another place for receipt of future notices. If such notice, request, approval or demand is sent by United States Mail, it shall be deemed given and received upon receipt or attempted delivery as shown on the return receipt or returned envelope. Rejection, refusal, failure to accept or the inability to deliver any notice sent hereunder shall be deemed to be receipt of the notice, demand or request sent.

Section 26.2 - Notices to Mortgagee.

         Tenant shall give Landlord's first mortgagee, namely: The Sumitomo Bank Limited, 233 South Wacker Drive, Suite 4800, Chicago, Illinois 60606-6448,
Attention: Paul Olsen, Vice President, Public Finance, notice of any default which could give rise to Tenant's termination of the Lease or expenditure of money on behalf of Landlord. Such mortgagee should also be given an appropriate time to cure such default including the opportunity to obtain possession of Landlord's interest, if necessary, to cure the default. Landlord shall notify Tenant of any change in the mortgagee for the Shopping Center.


                                  ARTICLE XXVII

                                  MISCELLANEOUS

Section 27.1 - Accord and Satisfaction.

         No payment by Tenant or receipt by Landlord of a lesser amount than any payment of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

Section 27.2 - Complete Agreement.

         This Lease contains the entire agreement between the parties hereto, and no agent, representative, employee or officer of Landlord hereto has or had authority to make or has made any statement, agreement or representation, either oral or written, in connection herewith, modifying, adding or changing the terms and conditions herein set forth. No present or past dealings or custom between the parties shall be permitted to contradict or modify the terms hereof. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto. Unless otherwise expressly set forth in writing herein, Tenant acknowledges that there are no agreements, promises, representations, warranties or covenants by Landlord or its agents or employees as to the following types of matters, including, without limitation: (i) exclusive rights to sell goods and/or services; (ii) limitations on or restrictions against competing businesses in the Shopping Center; (iii) the future opening of other stores or businesses not currently in the Shopping Center; (iv) expected per square foot or total sales from the Premises; (v) type or quality of existing or prospective tenants located or to be located in the Shopping Center; (vi) work to be performed by Landlord in improving Tenant's Premises; (vi) contribution by Landlord towards Tenant's leasehold improvement costs; (vii) that Tenant's annual Proportionate Share of CAM Costs or real estate taxes will not exceed a certain amount per square foot of Premises GLA during the Term hereof; or (viii) promotion and/or advertising of Tenant's business and/or products or services.

Section 27.3 - Consents.

         INTENTIONALLY OMITTED.

Section 27.4 - Compliance with Governmental Authorities.

     Subject to Section 15.1, Tenant at its own expense shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements ("Requirements") of federal, state, county and municipal authorities now in force or which hereafter may be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises by Tenant, including but not limited to, Requirements of the ADA. Tenant agrees to indemnify and save Landlord harmless from and against any penalty, damage or charge imposed for any violation by Tenant, its assignees, subtenants, licensees, agents and employees of any said Requirements. Tenant shall have exclusive responsibility for compliance with ADA Requirements pertaining to the interior of the Premises, including the design and construction of the access thereto and egress therefrom. Landlord shall have responsibility for compliance with ADA Requirements which affect the Common Areas, subject to Tenant's obligation to pay for its share of expense of such compliance pursuant to Section 12.2 of this Lease. Except as provided herein, or in Section 15.1, Tenant shall comply promptly with any direction of any governmental authority having jurisdiction which imposes any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof, and Tenant agrees to furnish Landlord with a copy of any such direction promptly after receipt of the same. In addition, Tenant shall comply with any reasonable plan adopted by Landlord which is designed to fulfill the requirements of any laws, including ADA Requirements.

         Should compliance by Tenant with this paragraph require Landlord's consent pursuant to Section 15.2, Tenant shall promptly seek such consent and, following receipt of such consent, promptly comply with the provisions of such Section and this Section.

         If Tenant fails to comply as required in this Section, after notice to Tenant, Landlord may comply or cause compliance, in which case Tenant shall reimburse Landlord upon demand for Landlord's costs incurred in connection therewith.

Section 27.5 - Brokerage.

         Tenant warrants that it has had no dealings with any broker or agent in connection with the Lease, or in the event Tenant has had such dealings, Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all costs, expenses or liability for any compensation, commissions and charges claimed by any such broker or agent with respect to this Lease or negotiation hereof.

Section 27.6 - Effective Date of Lease.

         Submission of this Lease by Landlord for examination or execution by Tenant does not constitute a reservation of nor option for Lease, and this instrument shall not become effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant. This Lease shall only become effective and binding upon the parties in establishing the relationship of Landlord and Tenant as of the date first written above, but not earlier than the date Landlord executes this Lease.

Section 27.7 - Estoppel Certificates.

         Tenant agrees at any time, upon not less than fifteen (15) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there has been modifications, that the same is in full force as modified and stating the modifications), the dates to which the basic rent and other charges have been paid pursuant to this Lease and such other certification concerning the Lease as may be reasonably required by Landlord or Landlord's mortgagee. Tenant further agrees that said statement may be relied upon by any prospective purchaser of the fee or mortgage or assignee or any mortgagee on the fee of the Premises. Landlord shall furnish a similar statement from time to time upon Tenant's request but not more than five (5) times during the Term.

Section 27.8 - Force Majeure.

         Landlord and/or Tenant shall be excused for the period of delay in the performance of any of their obligations hereunder, except their respective obligation to pay any sums of money due under the terms of this Lease, and shall not be considered in default, when prevented from so performing by cause or causes beyond Landlord's or Tenant's control, including, but not limited to, all labor disputes, civil commotion, war, fire or other casualty, governmental regulations, statutes, ordinances, restrictions or decrees, or through acts of God. Notwithstanding anything to the contrary contained in this Section 27.8, in the event any work performed by Tenant or Tenant's contractors results in a strike, lockout and/or labor dispute, such strike, lockout and/or labor dispute shall not excuse the performance by Tenant as provided for herein.

Section 27.9 - Interpretation.

         The laws of the State of California shall govern the validity, performance and enforcement of this Lease. If any part of this Lease shall be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect or impair any other provisions.

         The parties hereto assert that all of the terms and covenants contained herein were reviewed by both parties or their counsel hereto and all negotiations, consideration, representations and understandings between the parties are incorporated herein, and may be modified or altered only by agreement, in writing, between the parties.

Section 27.10 - Memorandum of Lease.

         This Lease shall not be recorded, but Landlord may, in its sole discretion, elect to record a Memorandum of Lease describing the property herein demised, giving the Term of this Lease and renewal rights, if any, and referring to this Lease. Tenant agrees to execute at any and all times such instruments as may be required for such recording.

Section 27.11 - Quiet Enjoyment.

         Subject to the terms and conditions of this Lease and to any Encumbrances to which this Lease is subordinate pursuant to Section 19.1 herein, Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have the peaceful and quiet enjoyment and possession of the Premises without any manner of hindrance from Landlord or any person or persons lawfully claiming the Premises, save and except in the event of the taking of the Premises by public or quasi-public authority as herein before provided.

Section 27.12 - Rent Demand.

         Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Landlord may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

Section 27.13 - Section Headings.

         The Section Headings and Title Headings contained herein are for convenience only and do not define, limit, construe or amplify the contents of such Sections.

Section 27.14 - Successors and Assigns.

         The conditions, covenants and agreements contained in this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. All covenants and agreements of this Lease shall run with the land.

Section 27.15 - Transfer of Landlord's Interest.

         Landlord shall be liable under this Lease only while Owner of the Premises. If Landlord should sell or otherwise transfer Landlord's interest in the Premises, and if such purchaser or transferee assumes Landlord's obligations, then such purchaser or transferee shall be responsible for all of the covenants and undertakings thereafter accruing of Landlord. Tenant agrees that Landlord shall, after such sale or transfer of Landlord's interest and assumption, have no liability to Tenant under this Lease or any Modification or Amendment thereof, or extensions or renewals thereof, except for such liabilities which might have accrued prior to the date of such sale or transfer of Landlord's interest.

Section 27.16 - Nondiscrimination.

     Tenant herein covenants by and for itself, its heirs, executors, administrators, successors and assigns and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons on account of race, sex, marital status, age, handicaps, color, creed, religion, national origin or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the premises herein leased, nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the premises herein leased.

Section 27.17 - Waiver.

         (a) Landlord or Tenant shall have the right at all times to enforce the covenants, conditions and legal rights or remedies of this Lease in strict accordance with the terms thereof, notwithstanding any conduct or custom in refraining from so doing at any time or times. No failure to insist upon the strict performance of any term or condition of this Lease or to exercise any right or remedy available, legal or equitable, for a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach shall constitute a waiver of any such breach or any such term, condition or right.

         (b) No term or condition of this Lease required to be performed, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the pertinent party or parties hereto.

         (c) A waiver by Landlord in respect to any tenant of the Shopping Center in which the Premises are located shall not constitute a waiver in favor of any other tenant, nor shall the waiver of the breach of any condition be claimed if pleaded to excuse a future breach of the same condition or covenant or any other condition, covenant, provision, rule and regulation of this Lease.

Section 27.18 - Exculpation.

         If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon the execution of such judgment and levy thereon against the right, title and interest of Landlord in the Shopping Center and out of rents or other income from the Shopping Center receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Shopping Center; neither Landlord nor any of the partners, trustees, beneficiaries, officers, directors, venturers, shareholders or affiliated entities of Landlord shall be personally liable for any deficiency.

Section 27.19 - Litigation.

         (a) To the extent permitted by applicable law Landlord and Tenant hereby waive all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against each other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.

         (b) If either party hereto be made or becomes a party to any litigation commenced by the other party involving the enforcement of any of the rights and remedies of such party, or arising on account of the default of the other party in the performance of such party's obligations hereunder, then the prevailing party in any such litigation, shall receive from the other party all costs and reasonable attorneys' fees incurred by such party in such litigation.

         (c) If either party hereto be made or becomes a party to any litigation commenced by or against the other party involving the enforcement of: (i) any Requirements against such other party; or (ii) any of the rights or remedies of such party hereunder, then the prevailing party in any such litigation, or the party becoming involved in such litigation because of a claim against such other party, as the case may be, shall receive from the other party all costs and reasonable attorneys' fees incurred by such party in such litigation.

         (d) Any litigation commenced by either Landlord or Tenant against the other with respect to any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use and occupancy of the Premises shall be brought only in the courts of the State of California and the parties hereby consent to the jurisdiction of those courts over them.

         IN WITNESS WHEREOF, the parties hereto have executed these presents, the day and year first written above.

Signed in the Presence of:                                    LANDLORD:

                                                    THE GALLERIA AT SOUTH BAY, a
                                                  California limited partnership

_____    By:      Hawthorne Bay, Inc., a California corporation, General Partner


_________________________                         By:___________________________
David J. LaRue, Vice President


                                                  TENANT:

                                           PLAY CO. TOYS AND ENTERTAINMENT CORP.

________                                      By:______________________________


________                                      By:______________________________

STATE OF OHIO     )
                  )  SS:
COUNTY OF CUYAHOGA)
                                                      -OPTIONAL SECTION-
On _________________________, 1997, before me,        CAPACITY CLAIMED BY SIGNER
_____________________________, a Notary Public in and for
the State of Ohio, personally appeared David J. LaRue,

     [X] personally known to me -OR

     [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature [ ] INDIVIDUAL on the within instrument, the person or entity upon behalf of [X] CORPORATE OFFICER which he acted executed the within instrument.


Although statute does not require the
Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.


WITNESS my hand and official seal.                           Vice President
                                                                  Title
---------------------------------
   Notary Public In and For                 ____________________________________
     Said County and State                                        Title(s)

 (Seal)                                  [X]  PARTNER(S):      [X] LIMITED
==================                                             [ ] GENERAL
=====
                                                           [       ]
                                                           ATTORNEY-IN-FACT
                                                           [       ]
                                                           TRUSTEE(S)
                                                           [       ]
                                                           GUARDIAN/CONSERVATOR
                                                           [       ]
                                                           OTHER:
                                                       -------------------------
                                            ------------------------------------

                                                         SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

                                                    Hawthorne Bay, Inc., General

                                                      Partner to The Galleria at

                                                                       South Bay


                                            ************************************

STATE OF OHIO     )
                  )  SS:
COUNTY OF CUYAHOGA)
                                                      -OPTIONAL SECTION-
On _________________________, 1997, before me,        CAPACITY CLAIMED BY SIGNER
_____________________________, a Notary Public in and for
the State of Ohio, personally appeared David J. LaRue,

     [X] personally known to me -OR

     [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature [ ] INDIVIDUAL on the within instrument, the person or entity upon behalf of [X] CORPORATE OFFICER which he acted executed the within instrument.


Although statute does not require the
Notary to fill in the data below, doing so
may prove invaluable to persons relying on
the document.
WITNESS my hand and official seal.          ____________________________________
                                                                        Title(s)
---------------------------------
   Notary Public In and For                    [ ]  PARTNER(S):      [ ] LIMITED
     Said County and State                                           [ ] GENERAL

(Seal)                                                 [ ] ATTORNEY-IN-FACT
=============================                          [ ]  TRUSTEE(S)
======                                                 [ ]  GUARDIAN/CONSERVATOR
                                                       [ ]  OTHER:
                                                       -------------------------


                                                         SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

This instrument prepared by:                                PLAY CO. TOYS AND
Harvey J. Levitt, Esq.                                      ENTERTAINMENT CORP.
10800 Brookpark Road
Cleveland, Ohio  44130                                      ____________________
(216) 267-1200
                   =============================

                                   EXHIBIT "A"


                            THE GALLERIA AT SOUTH BAY

                                    Site Plan

                                   EXHIBIT "B"


                            THE GALLERIA AT SOUTH BAY

                                  Leasing Plan

                                EXHIBIT "SBG1.0"


                            THE GALLERIA AT SOUTH BAY


                                 TENANT HANDBOOK





                      TO BE FORWARDED UNDER SEPARATE COVER.

                            THE GALLERIA AT SOUTH BAY


                            Redondo Beach, California









                                    LANDLORD
        ================================================================
                                        =
                           THE GALLERIA AT SOUTH BAY,
                        a California limited partnership








                                     TENANT
        ================================================================
                                        =
                      PLAY CO. TOYS AND ENTERTAINMENT CORP.
                            d/b/a Toys International

                                  Unit No. 366

                              GALLERIA AT SOUTH BAY

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS




Section 1.1 - Defined Terms......................................................................................10


Section 2.1 - Exhibits...........................................................................................10


Section 3.1 - Premises...........................................................................................10


Section 3.2 - Gross Leasable Area of Tenant's Premises...........................................................11


Section 3.3 - Revisions to Premises GLA..........................................................................11


Section 3.4 - Landlord's Reservation.............................................................................11


Section 4.1 - Use................................................................................................11


Section 4.2 - Management and Operation of Common Areas...........................................................11


Section 5.1 - Site Plan and Leasing Plan.........................................................................12


Section 5.2 - Changes to Shopping Center Site Plan and Leasing Plan.                                                       12


Section 6.1 - Landlord's Duties..................................................................................12


Section 6.2 - Tenant's Improvements..............................................................................12


Section 6.3 - Tenant's Trade Fixtures............................................................................13


Section 6.4 - Construction Lien..................................................................................13


Section 6.5 - Union Cooperation..................................................................................13


Section 7.1 - Submission of Plans................................................................................14
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
Section 8.1 - Use and Trade Name.................................................................................14


Section 8.2 - Tenant's Covenant to Operate.......................................................................14


Section 8.3 - Prohibitions on Use................................................................................14


Section 8.4 - Manner of Operation of Business....................................................................14


Section 9.1 - Term...............................................................................................15


Section 9.2 - Commencement Date Agreement........................................................................15


Section 9.3 - Holding Over.......................................................................................15


Section 9.4 - Expiration of the Term of the Lease................................................................15


Section 9.5 - Mutual Termination Rights..........................................................................16


Section 10.1 - Rent Commencement Date............................................................................16


Section 10.2 - Failure of Delivery of Premises to Tenant.........................................................16


Section 10.3 - Tenant's Failure to be Open by the Outside Date...................................................16


Section 11.1 - Fixed Minimum Rent................................................................................16


Section 11.2 - Percentage Rent...................................................................................17


Section 11.3 - Payment...........................................................................................17


Section 11.4 - Gross Revenue.....................................................................................17


Section 11.5 - Exclusion from Gross Revenue......................................................................17


Section 11.6 - Reporting.........................................................................................18


Section 11.7 - Books and Records.................................................................................18


Section 12.1 - Status of Charges.................................................................................19


Section 12.2 - Common Area Maintenance Charges...................................................................19


Section 12.3 - Real Estate Taxes.................................................................................20

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
Section 12.4 - Initial Opening Advertisement.....................................................................21


Section 12.5 - Marketing Fund....................................................................................21


Section 12.6 - Media Fund........................................................................................21


Section 13.1 - Water, Sanitary Sewer, Gas, Telephone and Electricity Service.                                    22


Section 13.2 - Central and Premises Heating, Ventilating and Air-conditioning Systems.                           23


Section 13.3 - Discontinuance of Service.........................................................................24


Section 13.4 - Interruption of Service...........................................................................24


Section 13.5 - Premises Sprinkler System.........................................................................24


Section 14.1 - Tenant's Obligation...............................................................................24


Section 14.2 - Interior Signs and Advertising....................................................................24


Section 15.1 - Repairs by Landlord...............................................................................24


Section 15.2 - Repairs by Tenant.................................................................................25


Section 15.3 - Alterations and Remodeling........................................................................25


Section 15.4 - Renovation........................................................................................25


Section 15.5 - Governmental Approvals............................................................................25


Section 16.1 - Indemnification by Tenant.........................................................................25


Section 16.2 - Tenant's Right of Contest.........................................................................25


Section 17.1 - Mutual Indemnification............................................................................26


Section 17.2 - Tenant's Insurance................................................................................26


Section 17.3 - Landlord's Insurance..............................................................................27


Section 17.4 - Waiver of Right of Recovery.......................................................................27


Section 17.5 - Landlord Not Responsible for Acts of Others.......................................................27


Section 18.1 - Uniformity........................................................................................28


Section 18.2 - Rubbish...........................................................................................28
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
Section 18.3 - Lighting..........................................................................................28


Section 18.4 - Merchandise Display, Loading and Unloading........................................................28


Section 18.5 - Obstruction of Passageways........................................................................28


Section 18.6 - Employee Parking..................................................................................28


Section 19.1 - Subordination of Lease............................................................................28


Section 19.2 - Attornment by Tenant..............................................................................28


Section 19.3 - Landlord as Attorney-in-Fact for Tenant...........................................................28


Section 20.1 - Landlord's Right to Repair........................................................................29


Section 20.2 - Landlord's Right to Affix Sign....................................................................29


Section 20.3 - Landlord's Right to Make Payments on Behalf of Tenant.                                                      29


Section 20.4 - Trash Compactors..................................................................................29


Section 21.1 - Landlord's Consent Required.......................................................................29


Section 21.2 - Return of Premises by Tenant......................................................................29


Section 21.3 - Transfer of Corporate Shares......................................................................29


Section 21.4 - Transfer of Other Business Interests..............................................................29


Section 21.5 - Acceptance of Rent by Landlord....................................................................30


Section 21.6 - No Release of Tenant's Liability..................................................................31


Section 21.7 - Administrative Fee................................................................................31


Section 22.1 - Landlord's Obligation to Repair and Reconstruct...................................................31


Section 22.2 - Landlord's Option to Terminate....................................................................31


Section 22.3 - Demolition of Landlord's Building.................................................................31
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
Section 23.1 - Effect of Taking..................................................................................31


Section 23.2 - Compensation and Awards...........................................................................32


Section 23.3 - Condemnation or Breach of Lease...................................................................32


Section 24.1 - Acts of Default...................................................................................32


Section 24.2 - Remedies..........................................................................................32


Section 24.3 - Repeated Default..................................................................................33


Section 24.4 - Waiver of Rights of Redemption....................................................................33


Section 25.1 - Restriction on Tenant.............................................................................33


Section 25.2 - Imposition of Damages.............................................................................33


Section 25.3 - Restriction on Landlord...........................................................................33


Section 26.1 - Notices to Tenant and Landlord....................................................................34


Section 26.2 - Notices to Mortgagee..............................................................................34


Section 27.1 - Accord and Satisfaction...........................................................................34


Section 27.2 - Complete Agreement................................................................................34


Section 27.3 - Consents..........................................................................................34


Section 27.4 - Compliance with Governmental Authorities..........................................................34


Section 27.5 - Brokerage.........................................................................................35


Section 27.6 - Effective Date of Lease...........................................................................35


Section 27.7 - Estoppel Certificates.............................................................................35


Section 27.8 - Force Majeure.....................................................................................36


Section 27.9 - Interpretation....................................................................................36


Section 27.10 - Memorandum of Lease..............................................................................36


Section 27.11 - Quiet Enjoyment..................................................................................36


Section 27.12 - Rent Demand......................................................................................36
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
Section 27.13 - Section Headings.................................................................................36


Section 27.14 - Successors and Assigns...........................................................................36


Section 27.15 - Transfer of Landlord's Interest..................................................................36


Section 27.16 - Nondiscrimination................................................................................36


Section 27.17 - Waiver by Landlord...............................................................................36


Section 27.18 - Exculpation......................................................................................37


Section 27.19 - Litigation.......................................................................................37
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